[GRAPHIC OMITTED]

                                        [LOGO]
                                   THE GABELLI
                                   GLOBAL
                                   MULTIMEDIA
                                   TRUST INC.

Annual Report
December 31, 1998

                                        [LOGO]
                                   THE GABELLI
                                   GLOBAL
                                   MULTIMEDIA
                                   TRUST INC.

            Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

                                    * * * * *

         Morningstar rated(TM) The Gabelli Global Multimedia Trust Inc.
          5 stars overall and for the three year period ended 12/31/98 among 49 domestic equity funds.

Investment Objective:

The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective. The Fund seeks opportunities for long-term growth within the context of two main investment universes: companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, the Fund will invest in companies participating in emerging technological advances in interactive services and products.

                    This report is printed on recycled paper.

To Our Shareholders,

      Global multimedia stocks put on quite a show in 1998 as is evidenced by the Fund's strong returns. Media pundit Marshall McCluhan is famous for saying, "The media is the message." This year, the message was loud and clear--buy high quality, dominant market share multimedia companies.

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                                                                          [LOGO]
                                                                     THE GABELLI
                                                                     GLOBAL
                                                                     MULTIMEDIA
                                                                     TRUST INC.

Investment Performance

      For the twelve months ended December 31, 1998, The Gabelli Global Multimedia Trust Inc.'s ("Multimedia Trust") net asset value per share increased 33.0% to $12.20, after adjusting for the $0.55 per share distribution paid on December 28, 1998. This compares to the average 14.3% increase of the 245 Global Funds tracked by Lipper Analytical Services. For the fourth quarter ended December 31, 1998, the Fund's net asset value increased 26.8%. Since its inception on November 15, 1994, the Multimedia Trust's net asset value has achieved a 124.6% total return after adjusting for the rights offering and all distributions. This equates to a 21.6% average annual return.

      The Multimedia Trust's common shares ended the fourth quarter at $10.9375 per share on the New York Stock Exchange, up 32.3% for the quarter and an increase of 35.1% for the year. The common shares have increased 88.9% since inception after adjusting for all distributions and the rights offering.

What We Do

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 4 years at The Gabelli Global Multimedia Trust and for over 20 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

                                                               [GRAPHIC OMITTED]

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

THE PORTFOLIO OVERVIEW

Global Allocation

      The chart at the right represents the Multimedia Trust's holdings by geographic region as of December 31, 1998. The geographic allocation will change based on current global market conditions. Countries and/or regions and companies represented in the chart and below may or may not be included in the Multimedia Trust's portfolio in the future.

Equity Mix

      The Multimedia Trust's investment premise falls within the context of two main investment universes: a) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and b) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications-related services such as basic voice and data.

      The chart at the right depicts our equity mix of the copyright/creativity and distribution companies in our portfolio as of December 31, 1998.

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/98

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

                          United States         80.9%
                          Europe                 6.9%
                          Canada                 5.2%
                          Asia/Pacific Rim       4.3%
                          Latin America          2.7%

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

                          Distribution          58.0%
                          Copyright/Creativity  42.0%

Commentary

Year End Review

      For the fourth quarter of 1998, rather than repeating the economic and market dynamics that we discussed in our third quarter report to shareholders, we invite our shareholders to review these comments from the third quarter report. The report is available on our website at www.gabelli.com.

1998 Revisited

      This year, the Fund's strong returns reflected our stock picking prowess in many sectors of the broad media/telecommunications group. Most of our selections in the cable television, cable television network, European telephone, telecommunications equipment, and entertainment software industries performed exceptionally well.

      Cable television holdings like Cablevision Systems, Time Warner, Tele-Communications Inc. and Comcast soared as AT&T's acquisition of Tele-Communications Inc. surfaced the value of all those coaxial connections to American homes. Cable television is no longer just a home entertainment business. It is now high speed internet access and will soon become a legitimate long distance and local telephony provider. More deals and/or major joint ventures between long distance providers and cable operators are likely as the major players in the telecommunications and cable television businesses seek alliances that will allow them to match the full range of services that will be offered by the new AT&T/Tele-Communications Inc. juggernaut.

      Cable television network stocks also performed well, with Tele-Communications Inc./ Liberty Media Group and Viacom closing the year with strong gains. The common complaint, "50 channels and still only a few things worth watching" underscores the strong demand for quality cable network programming. The leading players in the cable network industry--Time Warner with TBS and TNT, Viacom with MTV and Nickelodeon, Cablevision with its national collection of regional sports networks, News Corp. with its far flung international cable network operations, and Tele-Communications Inc./Liberty Media Group, a cable television network holding company--all have bright futures.

      Our European telecommunications holdings--most notably France Telecom, Telefonica de Espana, Deutsche Telekom, Telecom Italia Mobile and Cable & Wireless--also performed well. Returns from U.S. telcos were mixed, with Century Telephone, AirTouch Communications, SBC Communications and Frontier Corp. posting strong gains, while Cincinnati Bell and Telephone & Data Systems disappointed. Asian and South American telecommunications holdings suffered due to economic and stock market chaos.

      Broadcast holdings including Chris-Craft Industries, Gray Communications, Paxon Communications and Cox Radio underperformed. Newspaper companies like Times Mirror, Knight-Ridder and Central Newspapers also disappointed. Television broadcasters may continue to lose audience share to cable networks and periodically suffer during periods of weak advertising spending. However, in our opinion, this is more than fully discounted in current prices. Broadcasting will continue to be a viable business and we expect to see further consolidation in the broadcast industry, with the bigger fish swallowing some of the remaining minnows in the year ahead. The future of the newspaper business is less clear. Leading newspaper companies must make the transition from print to multimedia. Many have been slow to recognize this and at this stage, they are playing catch up. However, they have the human resources--all of those experienced news and information gatherers--to eventually make this transition successfully either on their own or with partners.

Looking Ahead

      This is the Information/Entertainment Age. Technology is expanding media's global reach and the convergence of the telephone (including cable), television and computer is accelerating. It is truly a brave new world out there. Of course, not every media company will succeed and some, notably the absurdly valued internet stocks, will leave investors holding the bag. We continue to focus on media companies large and small that have dominant franchises and well conceived strategies for taking advantage of the changes in the media/telecommunications industry. We believe they will continue to be a source of profits for our shareholders in the years ahead.

Deal Activity Surfaces Value

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to benefit from these developments. Industry consolidation is one such trend. As we have discussed in previous letters, the continued strong activity in mergers and acquisitions is providing a tailwind to the excellent performance of the Multimedia Trust. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

--------------------------------------------------------------------------------
                              1998 Completed Deals

Fund Holding                                         Closing Date    % Return(a)
------------                                         ------------    -----------

Polygram NV                                             12/06           26.1%
Telecommunications Int'l Inc. Cl. A                     11/20           23.6
Cable Michigan Inc.                                     11/10           73.8
Comcast UK Cable Partners Ltd. Cl. A                    10/30           82.1
Southern New England Telecommunications Corp.           10/23           49.2
MCI Communications Corp.                                 9/15           38.5
Telemundo Group Inc.                                     8/13            7.3
TCI Music Inc.                                           8/13            4.5
Teleport Communications Group                            7/24            0.5
3601 Communications Co.                                  7/01           64.1
American Paging                                          3/17           14.7
Ticketmaster Group Inc.                                  6/24           24.5
Lancit Media Entertainment Ltd.                          6/16            6.7
American Radio Systems Corp.                             6/05           22.6
Cineplex Odeon Corp.                                     5/15           40.0
Orion Network Systems Inc.                               3/23           16.1
Shared Technologies Fairchild Inc.                       3/12            1.7
LIN Television Corp.                                     3/03            0.9
--------------------------------------------------------------------------------
(a) Represents changes in share price and dividends paid from December 31, 1997 through the closing date
--------------------------------------------------------------------------------

Outlook for 1999

      Mario Gabelli, our Chief Investment Officer, has appeared in the prestigious Barron's Roundtable discussion annually since 1980. Many of our readers have enjoyed the inclusion of selected and edited comments from Barron's Roundtable in previous reports to shareholders. Once again, we are including selected comments of Mario Gabelli from Barron's 1999 Roundtable. Discussion of individual companies is not necessarily reflective of the Fund's entire portfolio. For our shareholders who prefer to view the entire interview, the complete text is available on the Internet at www.barrons.com.

--------------------------------------------------------------------------------
January 18, 1999           BARRON'S    o   Roundtable'99
--------------------------------------------------------------------------------

                     --------------------------------------
                                    BARRON'S
                                   ROUNDTABLE
                               -------------------
                                 MARIO GABELLI
                     Chairman and Chief Investment Officer,
                          Gabelli Funds, Rye New York
                     --------------------------------------

Barron's ("Q"): A new year, a new market environment? Meaning, are investors going to have to grapple with seismic economic shifts as well as impeachment and Y2K?

Gabelli ("G"): Let's focus on the U.S. economy. I'm in the camp that argues that consumers are going to get another tailwind. There is going to be a major tax cut that is going to be very stimulative to the consumer. If I'm a consumer today, I feel good. I'm working. Gasoline, I just went and bought a tankful. I paid 20 cents a gallon less than it cost me the last time I filled up.

Q: You obviously don't do it often.

G: What I mean is that on 500 gallons of gas, I save 100 bucks. That's two bucks a week. That's terrific. There are 50 million vehicles on the road. At two bucks a week, that's $100 million a week, that's around $5 billion annually going back into consumers' pockets. I just refinanced my mortgage. I got a jumbo $240,000 loan at 6 7/8%. I'm saving 1%, that's $2,400, that's another $45 or so a week and I'm going to get a tax cut. And I own Internet stocks. I think this is terrific.

Q: But you could see long-term interest rates going up soon because Japan may be asking for their savings back.

G: Well, they have gone up to 5.3%, but still, I just refinanced my house, so I feel good. You can talk about long-term rates, but my mortgage is what I look at as a consumer. Besides, looking at the redressing of imbalances, one of the concerns we had was that the dollar was too strong. Now if you look at the dollar versus the euro, this morning it was 114, and versus the yen it was 107. So when translating Euroland earnings into U.S. dollars, companies that are operating there could get a terrific tailwind. Reported S&P earnings, I think, could be a lot better than people expect, because they've forgotten the currency factor. Especially if I have 2% real growth in Euroland and I have companies that are now rationalizing and getting the benefit of synergies. The companies I talk to in the U.S. that have big operations in Europe are all saying, "Hey, in the last couple of months, we are getting a big benefit from currency." That could continue for the next half. So the U.S. economy is reasonably good. Earnings and cash flow for the companies I follow should be up 5%, 7%, 8% in 1999. I think the U.S. portion of non-U.S. earnings could translate better. So I can't make anything but an optimistic case, let's put it that way, for corporate profits. The other element in 1999 that I have to factor in is that some of the companies I'm talking to and listening to say they are worried about a Y2K problem. So the fourth quarter of 1999 will likely have a big inventory bulge. That is certainly a plus, from what I see, for shipments.

      Let me give you one other element on earnings: A lot of corporate controllers and a lot of CFOs squirreled away earnings in the first and second quarters of last year. Then the accounting problems of Cendant and others emerged. So now you will not squirrel away earnings in that fourth quarter or in the first half anymore. You are not going to play that game -- as much. I can see reported earnings doing better than economic earnings over the next couple of quarters, just because you are not going to use the other side of your pencil or whatever they use nowadays.

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                                       5

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January 18, 1999           BARRON'S    o   Roundtable'99
--------------------------------------------------------------------------------

      Another item to consider is that virtually every country in Europe now has a socialist government. The Italians probably have a Communist government. I mean, how are they going to sit back and not undo what they've done? They've constrained, they constrained, until they could introduce their single economic unit. Now, why not do the reverse of that? Why don't you factor that into your thinking?

Q: It may be bullish for those economies. But it means reflation, it means higher interest rates, lower P/E ratios.

G: Oh, yes. That's what I'm saying. It's the reflationary theme.

      Changing gears to the manufacturing sector of the economy -- people are asking, "Where is it?" It is being transported outside of the United States.

      Machine-tool orders in November were $440 million, down from $532 million. You see it in the farm-equipment industry, the domestic construction equipment industry; and manufacturing jobs are disappearing, probably. When Cuba opens up, labor rates will go from $1 an hour to $1 a day, if you are looking at Mexico versus Cuba.

Q: But is this a hollowing-out of the economy? Or is this a transition to the brave new Internet Age?

G: Adam Smith is alive and well.

      I have to stay with the bullish interpretation of all these dynamics. The notion of globalization of the economy and the movement of capital around to the lowest cost . . . every country, as long as you have free trade, is going to contribute to global wealth at some point. What's more, the Japanese, as they come out of their problems, eventually will be going from seeking share of market on a global basis to seeking share of profits. That has to be good for corporate profitability around the world.

Q: What is your conclusion on the market?

G: Let me give you some numbers on the flow of funds. Cash into the market from stock buybacks in 1998 was $207 billion, up from $181 billion. Mutual-fund inflow was $176 billion, down from $232 billion. IPOs, which hit a big air pocket, are starting to accelerate again but were $108 billion last year, down from $118 billion. Other elements were foreign purchases of U.S. stocks and U.S. purchases of non-stock assets. But the big element that makes those flows look tiny was that deals in the U.S. alone amounted to $1.6 trillion. Now, for you cynics who'd argue how much was in cash, the cash portion was $672 billion, up from $414 billion last year. So money moving from savers into the stock market wasn't as dynamic a flow-of-funds element as how much came into the market being recycled from transactions. Again, incrementally in 1998 an unprecedented $250 billion came into the market from the cash portion of deals, that's 1 1/2 times the amount that came in via mutual funds -- U.S. only, not globally. It is just a phenomenon that has to be constantly hammered away at.

Q: [Some of the biggest cap stocks are up over 100%. Such moves are clearly unsustainable.]

G: Some of that is part of the migration of money into indexing -- which is mindlessly buying stocks based on their index weightings. It's just self-reinforcing. I don't know the numbers for 1998, but the trend has been more mutual-fund purchases of index funds. More defined-benefit plans going into the index funds. And those funds have to, by definition, buy mindlessly based on capitalization. And that is going to continue.

Q: Until you get to the last guy.

G: I will tell you a story. I'm creating this. But in 1973, it was conventional wisdom that McDonald's had a market capitalization greater than all of the steel industry's, and that we were going to become a nation of hamburger flippers -- indeed, that the world was going that way. Every cycle has the same thing. You know, somebody sits up and says AOL and Amazon.com have caps greater than the steel industry's. But that is what Schumpeter said, creative destruction is one of the great virtues of capitalism. It's very positive.

Q: [How about what is going on in Washington?]

G: Going back to interest rates, I think there's plenty of margin of flexibility on the short end. Real rates are much too high here. They should migrate down. The dollar -- I don't know how Greenspan handles it. It is a challenge. The balance-of-payments deficit is going to go way up. I believe, based on last month's deficit, the run rate was about $180 billion. But $250 billion sounds like a reasonable number. That has got to, with a new currency bloc in Europe, create all sorts of question marks that I don't have an answer to. Those are moving parts. We don't invest that way. We just think about these things.

Q: Doesn't anyone find all this blind faith in Greenspan and Rubin "doing the right thing" a mite discomforting?

G: The concern isn't that they won't do the right thing, but that Rubin and Greenspan retire like Mantle and Maris.

Q: But in general, you are bullish?

G: On the world economy.

Q:  And on equities?

G: No, not on equities. There is no margin of safety in stocks. Absolutely none. But I do think Adam Smith is alive and well. Once you can start migrating labor and goods to the highest efficiency, you create incredible opportunities on a global scale. We don't have those efficiencies baked into the system. But there are enormous birthing pains. You saw these birthing pains in

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                                       6

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January 18, 1999           BARRON'S    o   Roundtable'99
--------------------------------------------------------------------------------

Southeast Asia. But I don't think that's a big depressive because the sunshine in the valley is that we'll come out in a world in which profits are the driver. That is pretty interesting.

Q: But Mario, where will rates go?

G: Like 5 3/4%-6%. Long rates have already started up. But I see short rates coming down.

Q: If Ed Hyman is right and there isn't much nominal growth in the economy, won't that make it difficult for small companies?

G: The comment I want to make -- this is very important -- is that the business people I talk to really were shocked by the virtual shutdown of the capital markets following the [John] Meriwether debacle. Not only did the spreads widen, but the market started closing on them. That is creating a backlash in terms of either selling out -- the option which I happen to be fond of -- and also in terms of bringing back a margin of safety to their balance sheets and their perspectives on how to run their businesses. From the market's point of view, looking out over the next five years, I still think we are in a world in which corporate profits can rise -- not return on equity, where I can't see much improvement, not return on sales, where I can't see much improvement from here. But I can see maintaining some of these levels. I see these global synergies, the Exxon-Mobils, adding to profitability. There won't necessarily be revenue synergies in some of these, but there will certainly be margin synergies, capital synergies, and efficiency elements. So I still see a 6%-8% secular growth rate over the next five years in corporate profits. For 1999 I am in the camp that has S&P earnings up, because over one-third of the earnings mix in the S&P is non-U.S. Now, that's leaving Brazil aside, because it is part of my wall of worry -- I have my A-B-C-D issues: Asia, Brazil, Clinton and the Dollar are the things I worry about. But in terms of my model, where I have interest rates backing up, and earnings at that level, the market has absolutely no margin of safety. So we could see it up 3%, down 20%. Probably somewhere in-between at the end of the year. With much more volatility. I think volatility is increased by the new generation of traders. Individuals now come in to work and trade. Or they don't even come in to work. There is nothing between them and a buy/sell decision except their finger on a mouse. There is no broker who has a boss asking, "Hey, is he churning? Is he overinvesting?" There is nothing there. So the volatility you saw from July through the beginning of January I think is just the way the world's going to be. As long as you are treating stocks like commodities, you have to expect that to continue. And they are trading stocks like they are soybeans.

Q: So the stock market will be the pits?

G: There will be great opportunities to make a lot of money if you short. If you go long, then it's just going to be a terrific eclectic market.

Q: What will make the small-fry go up, especially if the S&P sells off and the economy is no great shakes?

G: Forcing transactions, by managements, that narrow the spreads between their intrinsic values and the stock prices.

PART 2:

Gabelli Talks Stocks

Q: It looks like Mario wants to talk tulips next.

G: Our goal always has been to make 10% real by picking stocks that we hope, after inflation, accomplish that. So we try to find companies at a significant margin of safety to intrinsic value. The second part of our strategy is to try to buy things for the long term, because it's not only what you make, but what you keep. We'd rather pay 20% long-term capital-gains taxes than 40% on ordinary income from trading. But we're here in January of 1999, and even 25% looks awfully dull when you make that in one week -- 50%, in Amazon. So I have succumbed and I am going to recommend only stocks that will grow to the sky -- Excite, uBid, eBay, Amazon and that's it. Nothing else! You can have my tulips, Arthur. Don't say I never gave you anything. They're starting to wilt --

Art Samberg: Am I allowed to eat them?

G: Do anything you like. Charles MacKay wrote about all this in 1841, in Extraordinary Popular Delusions and the Madness of Crowds.

      Anyway, when we look at stocks, we also look for a catalyst. Forcing transactions. That is, a management, if they are alert and sensitive, can do things like buying back stock, like LBOs or financial engineering. One of the dynamics that has been in place for the last four years is deals. Deals will continue in 1999 -- a year in which the Exxons and the Mobils are driving values by becoming global, further reinforcing their positions. There are a lot of areas where that's happening. I've been limited today to less than 16 ideas.

Q: Our note said "six."

G: I misread it; didn't have my glasses. The names are as follows, so you can take a nap: Telephone & Data Systems. The stock is 47, it is worth $250 in five years. USA Networks is at 33. Penton Media, which is selling at 19. Hilton Hotels, at 15 1/2. Catellus Development, which is a "C-corp" [Subchapter C corporation, standard corporate format], the largest owner of real estate in California, at 15 1/2. In broadcasting, I like Chris-Craft Industries and Liberty Corp. These are two 48s, so you don't have to worry about forgetting their prices. I'll also talk about Liberty Media, which is at 45. Viacom, I'm going to repeat from last year. Then there's Gaylord Entertainment, which is still trying to get out of my Hall of Shame. MediaOne Group.

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                                       7

--------------------------------------------------------------------------------
January 18, 1999           BARRON'S    o   Roundtable'99
--------------------------------------------------------------------------------

Cablevision Systems, which did go to $250. We talked about it last year; it got there a year earlier than I expected. Aeroquip-Vickers and Modine Manufacturing.

      Last year I mentioned 16 stocks, 12 went up, four down. This year I'm going to talk about 15. Now, the question is which are going to go up and which, down. Telephone & Data Systems is a materially loaded laggard. There are 60 million shares out. The company is one of the bigger operators in what they call rural cellular, operates in smaller communities. They have about 550,000 access lines. The RBOC [regional Bell operating companies] mergers will create new customers. Telephone & Data's earnings per share, which normally I don't look at, for 1999 will come in around $2.75. They will go to $3.50, $4.50, $5.25 and close to $6 in 2003. In light of the transactions that are taking place, I calculate a private market value of $120 a share for TDS. That marches up to $240. The stock is where it is because the management has been very clumsy at financial engineering. But what they are doing currently is almost a game plan that I would have given to them, had they listened. I'll give them a subset of that plan today. Hopefully, they'll listen.

Q: You're so generous.

G: Always have been. TDS is also -- like everything I'll mention today -- a stock that I'm actively buying. The company announced about three weeks ago that they are spinning off their start-up business called Aerial Communications. Aerial has launched a PCS business; it's a cash drain, an earnings loss. So I, as a TDS shareholder, get a minimum of one share of Aerial, selling at 6, worth
12. I may get as many two shares before the spinoff takes place because of the conversion of debt to equity. TDS will be left with a combined company in telephone and cellular.

      The industry is consolidating. Alltel Corp. is buying Alliant Communications. A company called Commonwealth Telephone Enterprises, hopefully, will be taken over at a materially higher price. Every day, another transaction is announced. Friday AT&T Corp. had a meeting for analysts at which they talked about their wireless strategy, their Digital One Rate service plans and what's going on in rural cellular. Obviously, MCI WorldCom has to come up with a strategy. TDS owns 80% of U.S. Cellular. U.S. Cellular's shares trade at 40. The private market value there is 65 -- and also accelerating dramatically. But I would buy the parent. I expect TDS to emerge as one vehicle that is cash-flow and earnings-per-share-driven -- which will capture the Street's attention. The stock has an incredible margin of safety. One way TDS could accelerate the narrowing of the spread between its public price, 47, and what it's worth is if they were to issue a zero-coupon convertible preferred-convertible into U.S. Cellular common. I can model that for them, show them how to do it. It requires a certain amount of imagination. They are methodical, clumsy, but not dumb. Just slow. To the degree that they can communicate this strategy better, there is enormous upside in this stock.

--------------------------------------------------------------------------------
                           Mario Gabelli's 1999 Picks
--------------------------------------------------------------------------------
                                                                        1/11/99
STOCK                           SYMBOL              EXCHANGE             CLOSE
--------------------------------------------------------------------------------
Tel & Data                       TDS                 ASE               47 13/16
--------------------------------------------------------------------------------
USA Networks                     USAI                NNM               35 1/16
--------------------------------------------------------------------------------
Penton Media                     PME                 NYSE              19
--------------------------------------------------------------------------------
Hilton Hotels                    HLT                 NYSE              15 13/16
--------------------------------------------------------------------------------
Catellus                         CDX                 NYSE              15 13/16
--------------------------------------------------------------------------------
Aeroquip-Vickers                 ANV                 NYSE              30 1/2
--------------------------------------------------------------------------------
Chris-Craft                      CCN                 NYSE              47 13/16
--------------------------------------------------------------------------------
Liberty Corp                     LC                  NYSE              48 3/4
--------------------------------------------------------------------------------
Liberty Media                    LBTYA               NNM               48 1/16
--------------------------------------------------------------------------------
Viacom                           VIA                 ASE               73 5/8
--------------------------------------------------------------------------------
Gaylord Ent                      GET                 NYSE              30 9/16
--------------------------------------------------------------------------------
MediaOne Group                   UMG                 NYSE              50 1/8
--------------------------------------------------------------------------------
Cablevision Sys                  CVC                 ASE               58 13/16
--------------------------------------------------------------------------------
Modine Mfg                       MODI                NNM               34 1/16

--------------------------------------------------------------------------------

Q: What's next?

G: Shifting gears, I want to talk about two concepts in one company: USA Networks, stock symbol USAI. There are 330 million shares. The market cap is about $10 billion. It has about $500 million of debt. It's in entertainment and E-commerce. In the entertainment world, it's known by its chairman and CEO, Barry Diller -- one of the world's more gifted individuals, like Michael Jordan playing basketball, terrific in his area of expertise. They have the Sci-Fi Channel and the USA cable network. USA has about 73 million subscribers. Sci-Fi has approximately 54 million. USA will have cash flow in `99 of $250 million, maybe $275 million, growing at a double-digit rate. Sci-Fi is being reformatted, so it will lose a little money. But over the next three to five years, Sci-Fi and USA are a $750 million business. That alone is worth the market value of the entire company. You are getting everything else free.

Q: Only ones who snared spots in life boats.

G: The next idea I have is Hilton, which has just gone through a financial-engineering transaction. They spun off Park Place Entertainment, which included Bally's and most of their gaming, to Arthur Goldberg, who is going to do a great job. But I'm not focusing on that today. What is left in Hilton is the hotel brands in the U.S., with Ladbroke owning the Hilton brand overseas. There are 261 million shares, 291 million, fully diluted. There is about $2.3

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                                        8
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January 18, 1999           BARRON'S    o   Roundtable'99
--------------------------------------------------------------------------------

billion of debt, $500 million of which is convertible. The hotel chain this year will generate about $700 million of EBITDA, maintenance capital spending is around $140-$150 million. My thinking is that there is a forcing transaction once the dust has settled -- and the logical partner is Ladbroke. Hilton outside the U.S. and Hilton inside the U.S. is a powerful global brand. And Peter George, who runs Ladbroke, and Steve Bollenbach, who runs Hilton Hotels, hopefully, will do a deal. If you put an 11 multiple on EBITDA, subtract the debt and divide by the number of fully diluted shares, you get a stock price in the 22-28 area. It's a very interesting play here at 15 1/2.

      Another stock at 15 1/2 is Catellus Development. I see some fundamentally better real-estate opportunities in C-corps, even though they pay taxes on operating earnings. This one has a net asset value of about twice the current price. They have four developments which current management inherited when they took over this company three or four years ago. Those are now, or will be within a year or two, in the cash-generating stage. Some 75% of the company's cash flow is from northern and southern California, which are doing well despite Asia's woes. But the stock is selling for half its value -- and that value is going to grow 50% in the next couple of years. On 105 million shares, there is $500 million of debt. Calpers [California Public Employees Retirement System] owns 18%, which -- hopefully -- they will sell, so that I can buy more stock -- not that it has been stopping me, I just like to buy at the right price. They have developments that are going to be monetized. One is in Mission Bay, in San Francisco. Another in Fremont. There's Union Station, in Los Angeles. One in San Diego. The stock, if that were all that was in the story, would be an extraordinarily compelling buy, because you'd be getting lots of land in California free. But the management is starting to get into a new business with the potential to alone be worth the stock's current price in the next five years.

Q: Do tell.

G: Just like Scott, Meryl, Arthur or myself would feel it repugnant to let cash remain idle, that is, to not invest our cash balances. So too, Corporate America is waking up to the fact that they have lazy assets in the form of their real estate, that they need a management team that understands how to energize lazy real-estate assets. This is what Catellus has been doing for Burlington Northern, for the Canadian Pacific Railroad. I envision them generating substantial fees for managing other people's real estate. Just doing it with utilities and oil companies, they could earn almost a buck a share down the road. That could be a 30-multiple business.

Q: Go on.

G: The consumer-led economy is driven by advertising, which looks to be up 4%-5%, with segments of the media-like cable TV -- up 12%-15%. I'm going to comment now on terrestrial over-the-air broadcasting. I see the FCC in 1999 coming to grips with fundamental issues in the regulation of the traditional broadcast networks. My sense is that in the face of negative secular economics, they'll allow them to have more than their traditional 35% footprint in television households, maybe 50%-55%. They may go as far as permitting one network to buy another, but I doubt it. But even if regulations aren't eased, some of the broadcasters are reasonably attractive. One, which I've talked about on and off over the last 20 years, is Chris-Craft Industries, with 40 million shares outstanding. The symbol is CCN, the stock closed at 48. They control another company, called BHC; own 18 of the 22 1/2. million shares. So for every share of Chris-Craft you own, you can just take BHC's price, multiply it by 0.45 and you can have a marked-to-market, as opposed to marked-to-model, valuation of the whole company. If you mark to model, that is, figure what the businesses are worth, Chris-Craft has a private market value in excess of $65 a share --and they control about $1.5 billion in cash. They also have a bunch of TV stations that are part of the UPN network, which should do well -- even though the traditional networks are struggling, because of completely different cost structures. The catalyst here, I think, will be that finally in `99 there's a merger between BHC and its 55%-owned United Television, which allows Chris-Craft to wrap in all of its holdings.

      You have to look below the surface. They did wake up late in the game. What is happening below the surface are a lot of synergies on costs. Right now, you can make one TV station become the master, running all the behind-the-scenes operations for your whole group. There's also a fairly good case to be made for some of the start-up networks having greater values than the independents. At the same time, you have a wonderful cash generator. Herb keeps buying back stock and my sense is that you'll do a double-digit return. It's a wonderful surrogate for TIPS.

      The next company did do a forcing transaction. Bought back two million shares of their stock about a year ago. They had a tender offer at 52 and the stock is at 48. Here's another $48 stock for you, Liberty Corp., symbol LC. Out of Greenville, South Carolina. Run by the Hipp family. There are 18.6 million shares, so it's about a $900 million market cap. Two businesses, insurance and broadcasting. If I took their insurance business and gave it a 1.3 multiple of book, and if I gave them a 12 multiple on broadcasting, I'd get a private market value of $72 a share. I see that number, over the next five years, going over $100.

      That's the broadcasting company. Not only that, they

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                                       9
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January 18, 1999           BARRON'S    o   Roundtable'99
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have a wonderful niche outsourcing business. In broadcasting, they have television stations in Louisville, Toledo, Columbia, Evansville, Montgomery -- wonderful garden spots like Biloxi, like Lake Charles, Jonesboro. They just bought stations in Albany, Georgia, and Wilmington, North Carolina. My sense is that the company realizes it is very undervalued. They bought back two million shares a year ago. I think they produce another forcing transaction, maybe splitting the company in two, maybe buying more shares. The catalyst is nothing more than the material undervaluation versus the peer group. Earnings, for those who want earnings, will be $2.75 in `99, $3.25 in 2000, $3.60, $4, $4.50. This is an extraordinarily compelling value, hidden and very conservatively managed. The portfolio is largely fixed-income.

      One of the stocks that I have been recommending religiously for years -- like I once did LIN Broadcasting -- is the other Liberty, Liberty Media. In about three months Liberty Media will be owned by AT&T. Telephone is buying John Malone's Tele-Communications, which controls Liberty with a tracking stock. Telephone will have a dotted line into Liberty Media, with a tracking stock. The only difference is that instead of having 14 employees, the new Liberty Media will have 15. Dr. John Malone migrates over to Liberty, so it will be run by an individual who plays five-dimensional chess. It will have enormous cash resources, the best array of broadcasting assets. They own, for example, 120 million shares of Time Warner. They'll have no debt, $5.5 billion in cash. They are working on sweetening the deal. This is a terrific opportunity, even if the deal goes through as planned. At $45, this is a good active investment for `99, even though it's up substantially.

      John has historically created things. He has the distribution, with Telephone, now. He keeps control of a broader distribution because there are 100 million households in the U.S., only 35 million of which are in some form of joint venture with AT&T today, if they buy TCI. They are going to have to enlarge that, and Malone comes into that with a very global and creative approach. I think what he does is migrate into E-commerce. This is the first time in the 25 years I've followed the company that it's underleveraged -- I mean, cash!

      They announced on Friday that they are going to have a holding company and one tracking stock, Liberty Media. The idea of another tracking stock is dead.

Scott Black: You are also going to get the international TCI Ventures rolled into this.

G: Yes, 0.52 shares of Liberty, per TCIVA share, that's a done deal. What you emerge with is an array of assets like the Discovery channel. Like a piece of QVC, a piece of USAI, and John Malone -- 15 employees with this asset base.

      He already has conceptualized -- he doesn't need to buy. He has the portals in mind, the E-commerce. He knows how to generate revenues from advertisers, how to get control of the customer with ongoing clicks. He created @home. He's creating IP telephony now. You get all of this in one package, selling at a discount from intrinsic value. It's terrific.

Q: What's Malone's stake in Liberty?

G: Substantial.

Q: [How many shares does Liberty have outstanding?]

G: 635 million. A $25 billion market cap.

      So he can eliminate three or four. Intellectual capital is the key. On Gaylord and Viacom I'll just echo everything I said last year. The only thing that has happened is that Blockbuster came up with a new formula I think is brilliant. Instead of buying the movies, they've gotten the studios to share in the revenues, changing their working capital requirements materially. Their blocking and tackling in the business is better. The only thing, if you have DirecTV, you understand the problem with Blockbuster's rental business.

      350 million shares at $70 is a $25 billion market cap. Once you get rid of Blockbuster in a way that leaves you with no debt, and your cable-network cash flow is $1.5-$1.6 billion, plus you have the Paramount Studio and all these E-commerce capabilities that are late in the game, but will certainly be capitalized on.

Q: You really are going the tulip route.

G: Every analyst meeting I've gone to, starting in about September, has focused on every part of the companies' strategies in E-commerce. Any analyst at those meetings is looking at every aspect of it. Schumpeter was right, creative destruction is capitalism at its best. The mall destroyed the strip shopping center. Then the killer apps of Wal-Mart and Home Depot came along. Now the Internet is the killer app we've all dreamed about. I mean, America Online -- when you listen to the numbers and see the people using it, I don't care what the reason is. Enough said. E-commerce is here, you just can't fight it.

      Gaylord. One of the other themes I have is music, because the Internet is changing music. If you can now buy it off the `Net and the company doesn't have to inventory it, can ship it from a single source, that's phenomenal. I don't know whether you change the way music is formatted down the road. But the publishing part of music is terrific. If you have a library, Congress has just passed a 20-year extension on your copyright and now your library can be exploited by a whole generation of demographically right, computer-literate, music-sensitive individuals. Gaylord is not a smartly managed company; in fact, I put it in my Hall of Shame last year.

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                                       10

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January 18, 1999           BARRON'S    o   Roundtable'99
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      Gaylord is best-known for the Grand Ole Opry. If they get a wake-up call
-- they have the Opryland Hotel, 2,700 rooms, which is being replicated in part in Florida and Texas.

Q: Isn't it a white elephant?

G: No, that hotel generates about $80 million in `99 of EBITDA, a lot less in `98. You could sell that concept and the hotel for $1 billion. The market value of the company, with 32 million shares at 30, is $960 million. The company had, at the end of the third quarter, about $500 million of debt. But because of a contingent value right they have, tied to a transaction in which [Microsoft co-founder] Paul Allen just bought a cable company on the West Coast, Gaylord is going to have virtually no debt. They own a TV station in Dallas, a CBS affiliate that [CBS CEO] Mel Karmazin wants to buy. It could go for $450 million. This management will sell it for less, because they don't know how to bargain. But then, you get free its Contemporary Christian music operations, a vibrant genre. And the country-music library. Still, the company does strange things.

Q: Such as?

G: At a September analysts' meeting, they got up and said good things -- but also said they weren't going to buy stock until December. Meanwhile, the family -- which sits on the board -- buys stock. That was terrible, and I've told them that. And they are not going to like reading it.

      On MediaOne Group, just a few kind words. This is the company that was spun out of US West. I talked about it a year ago. A tracking stock then, it is now a C-Corp. They have five million cable subscribers, own roughly 25% of Time Warner Entertainment. They own a big piece of AirTouch -- 60 million shares, 30 million of which have been pledged in an exchange offer -- and $1.4 billion of AirTouch preferred. MediaOne has a wonderful array of cellular and cable assets in Europe. The stock is at 50. At some point there should be a transaction with Time Warner. With 600-odd million shares, it has a $30 billion market cap. I echo my recommendation.

      Cablevision, which last year, at 88, I said would go to 250 by the year 2000, was at 250 today. It has split 2-for-1, twice. When the cable business goes from analog to digital -- it's starting -- it adds incremental revenues. Cablevision, as an example, sold the right to join @home. They received 10 million shares of @home, currently trading at 108. They have $1 billion of market value that wasn't there. They are doing a transaction in IP [Internet protocol] telephony. AT&T has just announced that they want to buy all of the other cable companies and I just want to continue to hold that one.

      Aeroquip-Vickers. This is an industrial stock where everything is going wrong.

Q: Your real specialty.

G: Right. Buying early and deep and wrong! There are 28 million shares, the stock is trading at 30, the symbol is ANV. That's an $840 million market cap, $400 million of debt. Sells connectors and fluid controls. Very good industrial operations globally. Caterpillar has slowed down. Deere has shut down. Boeing is having a hiccup. There is terrific upside to Boeing in 2002. The Asians are going to come back and reorder. Boeing couldn't make the planes efficiently anyway, so it gives them another tailwind. In the case of Aeroquip, there's $2 billion in revenues broken down between industrial, automotive and aerospace. In the aerospace, you have Boeing peaking out on chip-set deliveries, but you have military aircraft. Someone should write about the procurement budget over the next five years -- it's going to pick up. Airbus is also starting to pick up. There is still a wonderful environment for companies like Aeroquip. In the automotive area, they have a good business both in the U.S. and Europe. I see General Motors benefiting dramatically from the stronger yen. In the year 2000, this company is going to earn four bucks. I see it earning $5 in 2001, then you march up to $6. Aeroquip could be sold at auction at $100 a share without a blink of an eye. That this stock is down 50% in the last six months gives us a great buying opportunity in an industrial company that many manufacturers would want to own.

      Just earnings hiccups in their industrial area. They built a new plant for Vickers. Deere stopped ordering, Aeroquip backed up. I didn't give you the earnings for this year, because I don't know what they are going to be -- that's the problem. I kind of agree with our analyst's number of around $3 for `99, down from $4.22 in `97 and about $3.50 in `98. If I were running the company, I'd do a forcing transaction. Sell my automotive out, use the proceeds to do a massive cap shrink. Then I would sell the company off.

      My last pick is Modine Manufacturing.

      Modine has 29 million shares. The stock is at 33; a $1 billion market cap. Over the next five years this company should grow at 9% internally and at 15% in EPS. I'll give you the numbers for 2003. We think Dana, Navistar or somebody could buy Modine then for about $100 per share. They'll have $350 million in cash, no debt, be earning $4.50 a share.

Q: Thanks, Mario. o

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                                       11

BARRON'S Closed-End Fund Section

      The net asset value of the Gabelli Global Multimedia Trust appears in Monday's The Wall Street Journal, in Sunday's The New York Times in the Closed-End Funds column under the heading "Specialized Equity Funds", and in Barron's Mutual Funds/Closed-End Funds section under the heading "Specialized Equity Funds". You may also call 1-(800)-GABELLI (1-800-422-3554) to obtain daily NAVs.

      The following chart appeared in BARRON'S on January 25, 1999. To review what is presented, the first column lists the fund name and its trading symbol, with the second column indicating the exchange on which it trades. In our case the Multimedia Trust trades on the New York Stock Exchange under the symbol "GGT".

      The "NAV" column illustrates what the actual portfolio value is worth per share total assets minus the liabilities divided by the number of shares outstanding. The market price is simply the price at which the fund is trading on the exchange. Closed-end funds have a limited number of shares outstanding. To buy or sell shares investors use the NYSE to complete their transactions.

      Concerning the market price, closed-end funds can either trade at a premium or a discount to the NAV. The "Prem/Disc" column illustrates the percentage difference the market price varies from the NAV. As of the close on Friday, January 22, 1999, the Multimedia Trust's last trade was at a 15.6% discount to NAV. The final column indicates the total return (change in market value plus an adjustment for reinvestment of dividends and distributions) of the fund over the twelve months ending January 22, 1999.

--------------------------------------------------------------------------------
                                                                         52 Week
                                Stock              Market     Prem       Market
Fund Name (Symbol)              Exch    NAV         Price     /Disc      Return
--------------------------------------------------------------------------------
C&S Realty (RIF)                  A      7 48           9      +20.3     -10.6
C&S Total Rtn (RFI)               N     12 13      13 3/4      +13.4     -15.1
Chartwell D & I (CWF)             N     13 99      13 3/8      - 4.4       N/A
Delaware Gr Div (DDF)             N     15 24     17 3/16      +12.8       5.8
Delaware Grp Gl (DGF)             N     15 37     15 3/16       -1.2     - 6.5
Duff&Ph Util Inc (DNP)            N     10 31      11 1/8       +8.0      12.8
Emer Mkts Infra (EMG)             N      9 37      7 5/16      -22.0     -31.9
Emer Mkts Tel (ETF)               N     11 17      9 3/16      -17.7     -13.4
First Financial (FF)              N      9 27     9 13/16       +5.8     -29.1
Gabelli Gl Multimedia (GGT)       N     13 19      11 1/8      -15.6      40.6
H&Q Health Inv  (HQH)             N     19 66    14 13/16      -24.7      -7.4
H&Q Life Sci Inv (HQL)            N     16 30      12 1/2      -23.3      -3.9
INVESCO Gl Hlth  (GHS)            N     19 78    18 15/16      - 4.2      30.4
J Han Bank (BTO)                  N     11 04     9 13/16      -11.1      -8.3
J Han Pat Globl (PGD)             N     15 02      13 3/8      -10.9       8.9
J Han Pat Sel  (DIV)              N     16 88     15 3/18      - 8.9       9.0
Nations Bal Tgt (NBM)             N     10 42       9 3/8     - 10.0       5.6
Petroleum & Res (PEO)             N     33 31    30 15/16      - 7.1     - 4.7
SthEastrn Thrift (STBF)           O     23 00      20 3/4      - 9.8     -17.0
Thermo Opprtunty (TMF)            A       N/A       6 1/2        N/A     -35.4
Tuxis Corp  (TUX)                 A     16 56      15 3/4      - 4.9      11.2

Source:  BARRON'S
--------------------------------------------------------------------------------

      The Gabelli Global Multimedia Trust was ranked #1 among 15 Sector Equity Closed-End Funds by Lipper Analytical Services based on 1 year performance.

================================================================================

                                  1998 Lipper

                      Performance Achievement Certificate

                     Gabelli Global Multimedia Trust, Inc.

                            Ranks NUMBER ONE in the
                 Lipper Closed-End Fund Performance Analysis Services

 Period Ending
December 31, 1998          Investment Obligations
                                                                      [SEAL]
    1 Year                  Sector Equity Funds

                             [LOGO] Lipper
                                    A REUTERS Company
 /s/ SIMON THOMSON                                        /s/ A. Michael Lipper
--------------------        The Analytical Standard      ----------------------
  SIMON THOMSON            For Investment Companies      A. MICHAEL LIPPER, CFA
PRESIDENT and CEO                                               CHAIRMAN

================================================================================

Corporate Governance

      The Gabelli Global Multimedia Trust continues to consider actions that may reduce or eliminate the market discount of its shares. How do we accomplish this? There are several factors that historically have worked to narrow the discounts of closed-end funds. One of these is a stock repurchase program, which we instituted back in July of 1996.

Stock Repurchase Plan - Q & A

Q:    What is a stock repurchase plan?

      A stock repurchase plan allows a company to buy back its own shares in the open market (in our case, the New York Stock Exchange). This reduces the total number of shares outstanding and increases the earnings per share.

Q:    When did the Multimedia Trust implement a stock repurchase plan?

      At a special meeting of the Board of Directors on July 3, 1996, the Board authorized the repurchase of up to 500,000 shares of the Multimedia Trust's outstanding shares. On February 26, 1997, the Board voted to increase the authorized shares which may be repurchased to 750,000 and on May 13, 1998, the Board increased the authorized shares which may be repurchased by another 250,000 shares to 1,000,000 shares. The Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through December 31, 1998, 620,833 shares were repurchased in the open market.

      Back on October 19, 1987, an affiliated closed-end fund, The Gabelli Equity Trust, was the first company on the New York Stock Exchange to implement a stock buyback program after the market crash. At the time, the Equity Trust was trading at a discount to net asset value and represented an excellent value for the Trust to acquire its own shares. This stock repurchase plan resulted in the purchase of 800,000 shares in the open market from 1987 to 1988.

      Similarly, the first company on the New York Stock Exchange to announce a stock repurchase program on October 27, 1997 - a day in which the market declined 554.26 points, or 7.2% -- was our other affiliated closed-end fund, The Gabelli Convertible Securities Fund.

Q:    What is the benefit of a stock repurchase plan?

      When the Multimedia Trust purchases its own shares at a discount to NAV, the Trust realizes a benefit equal to the difference between the net asset value and the purchase price. This benefit is credited to the net assets of the remaining shares, thus boosting the NAV. The larger the discount, the greater the benefit on the NAV.

      The market price is determined by supply and demand factors. If there are more sellers than buyers the price will decline until buyers enter the market to establish a sales price. A stock repurchase program increases demand for the Gabelli Global Multimedia Trust's shares in the open market. This provides a willing buyer of fund shares which offsets, at least in part, sales of fund shares.

Preferred Stock -- An Investment For The Future

      On June 4, 1997, the Trust successfully completed its offering of cumulative preferred stock which is rated 'aaa' by Moody's Investors Service, Inc. The Trust issued 1,250,000 Preferred Shares at $25 per share ($31.25 million) with an annual dividend rate of $1.98 per share paying quarterly. The Preferred Shares are trading on the New York Stock Exchange under the symbol "GGT Pr" and closed at $26.00 on December 31, 1998.

      How would Preferred Shares benefit Common Shareholders? From its inception on November 15, 1994 through December 31, 1998, the Multimedia Trust has earned a 21.6% average annual return. The Preferred Shares were issued with an annual dividend rate of 7.92%. The only obligation that the Trust has to the Preferred Shareholders is to pay the stated dividend rate. Given the current market environment, we considered this to be an ideal opportunity to take advantage of relatively low long-term interest rates and to earn an excess return for our Common Shareholders consistent with our conservative investment approach. Any return earned in excess of the stated dividend rate, which is less than the Trust's average annual return, would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholders in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our investment objectives, the Preferred Share issuance offers what we believe is a conservative method of potentially adding wealth for our Common Shareholders.

      Furthermore, Common Shareholders stand to receive certain tax benefits as a result of the Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders are not required to the extent they would be if the Preferred Shares were not outstanding. With the completion of the preferred offering, the Adviser has agreed to waive the management fee on the incremental assets during any year in which the net asset value total return on the Trust does not exceed the stated dividend rate on the Preferred Shares.

Let's Talk Stocks

      The following are stock specifics on selected holdings of the Multimedia Trust. Favorable EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Cablevision Systems Corp. (CVC - $50.1875 - AMEX) is one of the nation's leading telecommunications and entertainment companies, with a portfolio of operations that span state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, NY, Cablevision serves more than
3.4 million cable customers primarily in three core markets: New York, Boston and Cleveland. Cablevision is a leader in delivering cutting-edge technological innovation, such as Optimum TV. Through its Rainbow Media Holdings subsidiary, Cablevision manages and develops internationally recognized content offerings such as the popular national television networks, American Movie Classics, Bravo and The Independent Film Channel. Cablevision has a controlling interest in New York City's famed Madison Square Garden which includes the arena complex, the NY Knicks, the NY Rangers and the MSG network. Cablevision operates Radio City Entertainment and holds a long-term lease of Radio City Music Hall, home of the world famous Radio City Rockettes.

MediaOne Group Inc. (UMG - $47.00 - NYSE) is one of the nation's leading broadband services company. It provides more than five million subscribers in 17 states with basic and premium cable television services and has recently introduced high speed Internet access, telephone services and digital television in some of its service areas. MediaOne was created from the 1996 union of telecommunications company MediaOne Group (formerly US West Media Group) and Continental Cablevision. Headquartered in Englewood, Colorado, MediaOne provides high quality cable television services. The company is conducting a national upgrade of its hybrid fiber optic/coaxial cable ("HFC") network to broadband technology which improves traditional cable service and enables next-generation products and services. The Group's investment interests include 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc.

Tele-Communications Inc. (TCOMA - $55.3125 - Nasdaq), one of the largest cable television operators in the U.S., is guided by Dr. John Malone - one of the most shareholder sensitive managers we have found. Regulation has historically played an important role in the valuation of cable properties. Passage of The Telecommunications Reform Act of 1996, combined with the current deregulatory climate in Congress, is providing a significant catalyst for cable stocks. TCOMA is a well-positioned industry leader, from its wireless telephony PCS venture with Sprint, Comcast and Cox Communications to its innovative Internet access business, dubbed "@Home". AT&T (T - $75.25 - NYSE) has agreed to acquire Tele-Communications, offering 0.7757 AT&T shares for each TCOMA share. In anticipation of TCOMA's merger with AT&T, Tele-Communications has announced it will merge with TCI Communications.

Tele-Communications Inc./Liberty Media Group (LBTYA - $46.0625 - Nasdaq) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner, the world's largest media company. Liberty Media, News Corp. and Tele-Communications Inc. have created a global sports joint venture, Fox Sports, that offers an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49%-owned Discovery Communications is a major, advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel and developing businesses such as Discovery Europe and Animal Planet.

Telephone & Data Systems Inc. (TDS - $44.9375 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to 2.4 million customers in 35 states. TDS owns 81.1% of United States Cellular Corp. (USM - $38.00 -
AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $5.875 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTA's") encompassing approximately 27.6 million population equivalents. On December 8, 1998, TDS announced its intent to spin-off its Aerial stake to existing TDS shareholders on a tax-free basis and focus on its core wireline and cellular operations. The transaction is expected to close in six to nine months.

Time Warner Inc. (TWX - $62.0625 - NYSE), with its 1996 acquisition of Turner Broadcasting System, became entrenched as the global leader in media and entertainment with interests in filmed entertainment, television production and broadcasting, recorded music, cable television programming, magazine and book publishing, direct marketing and cable television systems. The combined companies have more than $24 billion in revenues and nearly $5.5 billion in EBITDA. Time Warner controls a host of powerful brands, such as Warner Brothers, CNN, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice Chairman Ted Turner, the company is focused on reducing its debt (now down to approximately $9 billion) and simplifying its capital structure.

USA Networks Inc. (USAI - $33.125 - Nasdaq), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

Viacom Inc. (VIA'A - $73.5625 - AMEX), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. The addition of Paramount Communications, Blockbuster Entertainment (acquired in
1994), along with publisher Simon & Schuster, makes Viacom one of the largest entertainment and publishing companies. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon).

Dividends

      The Trust recently distributed a dividend of $0.55 per share to Common Shareholders on December 28, 1998. For the twelve months ended December 31, 1998, the Trust distributed a total of $0.80 per share to Common Shareholders. Our Preferred Shareholders were recently paid a dividend of $0.495 per share on December 28, 1998. For the year ended December 31, 1998, the Preferred Shareholders received a total distribution of $1.98 per share, which is the annual dividend rate on the Preferred Shares.

Daily NAVs Now Distributed by Nasdaq

      Since our inception, we have made the net asset value available on nightly recordings through 1-800-GABELLI. Now, Nasdaq is also disseminating the daily per share net asset values (NAVs) for the Gabelli Global Multimedia Trust, which is traded on the New York Stock Exchange. The NAV ticker symbol via Nasdaq is "XGGTX".

      The NAVs are available through any stock quote lookup service and on broker Nasdaq level one terminals. The dissemination of daily NAVs allows investors and brokers to better track the long-term performance of the Fund's underlying portfolio. We support Nasdaq's efforts in making closed-end funds' NAVs available on a daily basis.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      It has been another terrific year for media/telecommunications stocks. Ongoing technological change, global deregulation, mergers and joint ventures between leading companies from different sectors of the industry, and the enormous potential for international expansion, should continue to make media/telecommunications stocks a vibrant sector of the global equities markets.

                                        Sincerely,


                                        /s/ Mario J. Gabelli

                                        Mario J. Gabelli, CFA
                                        President and Chief Investment Officer

January 29, 1999

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                December 31, 1998
                                -----------------

          USA Networks Inc.                        Time Warner Inc.
          TCI-Liberty Media Group                  Petersen Cos.
          Viacom Inc.                              Centennial Cellular Corp.
          Telephone & Data Systems                 MediaOne Group Inc.
          Cablevision Systems Corp.                Tele-Communications Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1998

                                                                        Market
    Shares                                                Cost          Value
    ------                                                ----          -----
COMMON STOCKS -- 96.2%

COPYRIGHT/CREATIVITY COMPANIES -- 40.6%
              Advertising -- 0.1%
    4,000     Bowlin Outdoor Advertising &
                Travel Inc. .....................     $   20,163     $    20,500
      200     Havas Advertising SA ..............         19,126          33,447
      100     Lamar Advertising Co. .............          3,279           3,725
      200     Publicis SA .......................         13,971          35,772
                                                      ----------     -----------
                                                          56,539          93,444
                                                      ----------     -----------
              Cable Programmers -- 6.6%
   15,000     CANAL +, Sponsored ADR+ ...........        431,000         817,629
    6,000     Flextech plc+ .....................         37,551          60,554
  300,000     USA Networks Inc.+ ................      5,250,217       9,937,500
                                                      ----------     -----------
                                                       5,718,768      10,815,683
                                                      ----------     -----------
              Consumer Products -- 0.0%
      1,000   Mattel Inc.........................         22,238          22,811
                                                      ----------      ----------
              Diversified Publishers -- 12.0%
     10,000   American Media Inc.,
                Cl. A+...........................         74,500          55,625
     10,000   Arnoldo Mondadori Editore
                SpA .............................         63,827         132,148
     30,000   Belo (A.H.) Corp., Cl. A...........        373,506         598,125
      2,500   Central Newspapers Inc.,
                Cl. A............................         71,479         178,594
      8,000   Dow Jones & Co. Inc................        373,746         385,000
     40,000   Golden Books Family
                Entertainment Inc.+..............          7,500          12,500
        700   Hachette Filipacchi Medias.........         87,284         165,266
      8,000   Harcourt General Inc. .............        368,400         426,000
     17,000   Harte-Hanks
                Communications Inc...............        188,617         484,500
      1,000   Hollinger International Inc. ......         16,175          13,936
      4,500   Houghton Mifflin Co................         98,156         212,625
     58,000   Independent Newspapers
                Ltd., ORD........................        172,446         237,224
      8,000   Knight-Ridder Inc..................        227,646         409,000
     22,000   Lee Enterprises Inc................        443,075         682,000
     20,000   McClatchy Newspapers Inc.,
                Cl. A............................        546,094         707,500
      7,000   McGraw-Hill Companies
                Inc..............................        357,850         713,125
      5,000   Media General Inc., Cl. A .........        141,375         265,000
     22,000   Meredith Corp......................        281,488         833,250
    115,000   Nation Multimedia Group............        110,028          38,033
    100,000   New Straits Times Press
                Berhad...........................        296,714          70,263
    125,000   Oriental Press Group ORD...........         46,315          12,101
    103,000   Penton Media Inc. .................      1,487,125       2,085,750
    100,000   Petersen Cos.+.....................      3,361,250       3,387,500
     10,000   Playboy Enterprises Inc.,
                Cl. A+...........................         97,125         191,250
    110,900   Post Publishing Co. Ltd.+..........        238,915         128,138
      9,000   PRIMEDIA Inc.+.....................         90,000         105,750
     26,000   Pulitzer Publishing Co.............        819,755       2,252,250
     79,000   Reader's Digest Association
                Inc., Cl. B......................      1,848,719       1,905,875
     34,452   Singapore Press
                Holdings Ltd.....................        446,286         375,475
    250,000   South China Morning Post
                Holdings ORD ....................        172,312         128,266
        300   SPIR Communication.................         23,329          17,895
     50,000   Thomas Nelson Inc..................        595,438         675,000
      4,500   Times Mirror Co., Cl. A............        106,131         252,000
     50,000   Times Publishing Ltd. .............        126,892          78,134
     15,000   Tribune Co. .......................        869,206         990,000
     10,000   United News & Media
                plc, ADR.........................        242,890         181,250
        400   Wiley (John) & Sons Inc.,
                Cl. A............................          5,693          19,150
      1,000   Wolters Kluwer NV .................         90,625         213,871
      3,000   Ziff-Davis Inc.....................         37,650          47,437
                                                      ----------      ----------
                                                      15,005,562      19,666,806
                                                      ----------      ----------
              Entertainment Production -- 7.4%
    300,000   Ascent Entertainment
                Group Inc.+......................      3,550,639       2,212,500
      2,522   EMI Group plc .....................         12,682          16,857
     10,000   EMI Group plc,
                Sponsored ADR....................        157,997         136,250
      7,000   Grammy Entertainment plc+..........         55,457          33,122
      3,500   Granada Group plc .................         35,566          61,830
      7,000   GTECH Holdings Corp.+ .............        118,256         179,375
      2,000   Harvey Entertainment Co.+ .........         20,023          15,500
        300   NRJ SA.............................         22,694          53,658
     14,877   People's Choice TV Corp.+ .........         24,320           4,184
      2,000   Powerhouse Technologies Inc.  .....         20,875          29,000
      4,000   Princeton Video Image Inc.+........         28,000          12,000
    100,000   Shaw Brothers (Hong Kong) Ltd......        145,929          43,239
     45,100   Spelling Entertainment
                Group Inc.+......................        354,547         338,250
    194,000   Tele-Communications Inc./
                Liberty Media Group,
                Cl. A............................      2,655,063       8,936,125
      4,000   Tring International Group+.........          3,326             432
                                                      ----------      ----------
                                                       7,205,374      12,072,322
                                                      ----------      ----------
              Global Media & Entertainment -- 10.6%
      1,000   Boston Celtics Ltd.................          8,871          10,312
     50,000   Fox Entertainment
                Group Inc........................      1,125,000       1,259,375
     60,000   Grupo Televisa SA, GDR+............      1,374,767       1,481,250
     21,000   News Corp. Ltd., ADS...............        413,278         555,187
     40,000   Seagram Co. Ltd....................      1,366,762       1,520,000
      1,000   Sony Corp., ADR....................         54,114          71,750
     60,000   Time Warner Inc....................      1,095,175       3,723,750
    115,000   Viacom Inc., Cl. A+................      3,729,278       8,459,687
      9,000   Walt Disney Co.....................        205,313         270,000
                                                      ----------      ----------
                                                       9,372,558      17,351,311
                                                      ----------      ----------
              Hotels and Gaming -- 2.5%
     10,000   Aztar Corp. +......................         51,125          50,625
      5,000   Churchhill Downs Inc. .............        102,432         164,375
    100,000   Gaylord Entertainment Co.,
                Cl. A............................      2,696,349       3,012,500
        143   GLC Limited+.......................          4,728           1,059
     20,000   Hilton Hotels Corp.................        352,701         382,500
     60,847   Ladbroke Group plc.................        173,125         244,319
      5,000   Mirage Resorts Inc.+ ..............         77,375          74,687
      4,578   MGM Grand Inc.+ ...................         47,485          60,372
      2,500   Quintel Entertainment Inc.+........         12,500           4,687
      5,000   Starwood Hotels and Resorts
                Worldwide Inc....................        102,000         113,437
                                                      ----------      ----------
                                                       3,619,820       4,108,561
                                                      ----------      ----------

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 1998

                                                                        Market
    Shares                                                Cost          Value
    ------                                                ----          -----
COMMON STOCKS (Continued)

COPYRIGHT/CREATIVITY COMPANIES (Continued)

              Information Publishing -- 0.7%
    24,000    Berlitz International Inc.+ ........    $   665,825    $   696,000
    25,000    Data Broadcasting Corp.+ ...........        139,756        446,875
     1,000    Dun & Bradstreet Corp. .............         26,332         31,562
       500    Scholastic Corp.+ ..................         16,500         26,813
                                                      -----------    -----------
                                                          848,413      1,201,250
                                                      -----------    -----------
              Computer Software and Services -- 0.7%
     1,000    Activision Inc.+ ...................          6,415         11,125
     3,000    Atlus Co. Ltd. .....................         17,662         15,928
     2,000    EarthLink Network Inc.+ ............         45,250        114,000
       500    Electronic Arts Inc.+ ..............         11,176         28,062
     1,000    Excaliber Technologies Corp.+ ......          7,790          6,125
    12,000    H&R Block Inc. .....................        405,061        540,000
     1,000    Intel Corp. ........................         32,500        118,563
     1,000    Microsoft Corp.+ ...................         15,510        138,688
     5,000    Mobius Management Systems+ .........         48,194         74,375
       200    Netscape Communications Corp.+ .....          2,800         12,150
     1,000    OzEmail Ltd., ADR+ .................         21,665         22,063
       100    Pixar Inc.+ ........................          2,200          3,500
     2,000    Registry Magic Inc. ................         14,500         11,750
                                                      -----------    -----------
                                                          630,723      1,096,329
                                                      -----------    -----------
TOTAL COPYRIGHT/
CREATIVITY COMPANIES .............................     42,479,995     66,428,517
                                                      -----------    -----------
DISTRIBUTION COMPANIES -- 55.6%
              Broadcasting -- 9.5%
    70,000    Ackerley Group Inc. ................        385,688      1,277,500
     8,550    American Tower Systems,
                Cl. A ............................        126,876        252,759
     2,000    Audiofina ..........................         96,365         87,613
     4,000    Baton Broadcasting Inc.+ ...........         33,592         58,363
     2,000    BHC Communications Inc.,
                Cl. A ............................        209,550        244,000
     2,500    British Sky Broadcasting
                Group, Sponsored ADR .............         60,188        115,938
    18,000    CanWest Global
                Communications Corp. .............         92,012        225,617
     2,000    Carlton Communications
                plc, Sponsored ADR ...............         63,625         91,750
     9,000    CBS Corporation ....................        265,887        294,750
     1,000    Chancellor Media Corp.,
                Cl. A+ ...........................          7,157         47,875
    38,077    Chris-Craft Industries Inc. ........      1,469,604      1,834,835
       500    Clear Channel
                Communications Inc.+ .............          3,530         27,250
     5,000    Cox Radio Inc., Cl. A+ .............         92,500        211,250
       500    Emmis Broadcasting Corp.,
                Cl. A+ ...........................         10,489         21,687
       200    Europe 1 Communication .............         44,101         46,682
    20,120    Fisher Companies Inc. ..............      1,082,695      1,378,220
     2,500    General Electric Co. ...............         64,688        255,156
    13,125    Gray Communications
                Systems Inc. .....................        172,625        240,352
    60,000    Gray Communications
                Systems Inc., Cl. B ..............        810,063        821,250
     7,000    Groupe AB SA, ADR+ .................         42,850         13,563
     5,000    Grupo Radio Centro, SA
                de CV, ADR .......................         42,938         26,875
    10,000    Infinity Broadcasting
                Corp. + ..........................        205,000        273,750
       500    Jacor Communications Inc.+ .........          6,958         32,188
    18,000    King World Productions
                Inc.+ ............................        486,713        529,875
       700    LaGardere S.C.A ....................         12,878         29,735
    42,100    Liberty Corp. ......................      1,912,311      2,068,163
       400    Metropole TV M6 SA .................         35,208         68,324
     1,100    Nippon Television
                Broadcasting .....................        323,764        324,145
     5,000    NTN Communications Inc.+ ...........         24,063          3,125
     5,800    Pathe SA ...........................      1,112,375      1,618,315
    55,000    Paxson Communications
                Corp., Cl. A+ ....................        445,751        505,313
     1,220    SAGA Communications Inc.,
                Cl. A+ ...........................          9,710         25,010
     2,000    Scandanavian Broadcasting
                System SA+ .......................         42,023         54,000
    43,000    Sistem Televisyen Malaysia
                Berhad ...........................         41,566         11,882
    50,000    Television Broadcasting
                Ltd. ORD .........................        187,673        129,072
     2,500    Television Francaise 1 .............        249,649        444,911
    52,000    Tokyo Broadcasting
                System ...........................        773,276        581,178
     3,000    TV Azteca, SA de C.V.+ .............         36,350         20,063
    10,500    United Television Inc. .............        817,885      1,207,500
                                                      -----------    -----------
                                                       11,900,176     15,499,834
                                                      -----------    -----------
              Business Services -- 1.6%
     90,000   BA Merchant Services Inc. +.........      1,799,597      1,811,250
      4,000   Checkfree Holdings Corp.............         49,290         93,500
      1,000   IMS Health Inc......................          2,109         75,437
     27,200   LCS Industries Inc..................        471,976        467,500
      3,333   Nielsen Media Research Inc..........         52,518         59,994
      9,400   R.H. Donnelley Corp.................        119,636        136,888
                                                       ----------    -----------
                                                        2,495,126      2,644,569
                                                       ----------    -----------
              Cable -- 11.2%
     90,000   Cablevision Systems Corp.,
                Cl. A+ ...........................        821,758      4,516,875
     26,000   Century Communications
                Corp., Cl. A+.....................        210,828        824,688
      5,000   Comcast Corp., Cl. A................         72,500        287,187
      1,000   Comcast Corp., Cl. A
                Special...........................         15,613         58,688
     65,000   MediaOne Group Inc. ................      1,364,106      3,055,000
     10,000   Mercom Inc.+........................        101,075        117,500
      4,498   NTL Inc.+ ..........................        115,937        253,856
    123,000   Rogers Communications Inc.,
                Cl. B+............................        901,672      1,091,625
    100,000   TCI Ventures Group +................        735,350      2,356,250
     55,000   Tele-Communications Inc.,
                Cl. A+............................        946,853      3,042,188
    300,000   Tele-Communications
                International Inc., Cl. A +.......        301,861        312,375
     13,678   Telewest Communications plc,
                Sponsored ADR+....................        192,829        386,404
    100,000   United International Holdings
                Inc., Cl. A+......................      1,371,241      1,925,000
     10,000   Videotron Groupe....................         94,010        149,497
      1,000   Wireless One Inc.+..................          2,204            170
                                                       ----------    -----------
                                                        7,247,837     18,377,303
                                                       ----------    -----------

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 1998

                                                                        Market
    Shares                                                Cost          Value
    ------                                                ----          -----
COMMON STOCKS (Continued)

DISTRIBUTION COMPANIES (Continued)

              Consumer Services -- 1.2%
     10,000   Allied Domecq plc ...............        $   98,592     $   92,194
     20,000   Cendant Corp.....................           302,324        381,250
      2,000   Lowe's Companies Inc. ...........            72,475        102,375
        500   Department 56 Inc.+..............             8,775         18,781
     20,000   N2K Inc.+ .......................           371,029        261,250
     17,000   Ticketmaster Online+.............           238,000        969,000
      6,500   Travel Services Intl. Inc........           151,815        198,250
                                                       ----------     ----------
                                                        1,243,010      2,023,100
                                                       ----------     ----------
              Entertainment Distribution -- 1.2%
      6,896   AMC Entertainment Inc............           105,738        145,247
     26,000   GC Companies Inc.+...............           758,588      1,082,250
     10,000   Loews Cineplex
                 Entertainment+................           137,500        101,250
      5,500   Shaw Communications
                Inc. +.........................           120,244        133,209
     19,500   Shaw Communications Inc.,
                Cl. B (Toronto)+...............           122,708        472,288
      2,000   TCI Music Inc.+..................            11,205          9,375
                                                       ----------     ----------
                                                        1,255,983      1,943,619
                                                       ----------     ----------
              Equipment -- 1.1%
      2,100   Amphenol Corp. +.................            65,030         63,394
      2,000   CommScope Inc.+..................            29,407         33,625
      4,500   Gemstar International Group
                Ltd............................           188,348        257,625
      2,500   L-3 Communications
                 Inc...........................            55,000        116,406
      6,000   Lucent Technologies Inc..........           220,650        660,000
      2,000   Northern Telecom Ltd. ...........            34,956        100,250
    106,500   Oak Technology Inc. +............           404,353        372,750
      1,000   Philips Electronics N.V.,
                New York.......................            38,425         67,687
      3,000   Scientific-Atlanta Inc...........            50,804         68,438
                                                       ----------     ----------
                                                        1,086,973      1,740,175
                                                       ----------     ----------
              International Telephone -- 7.0%
     65,000   BC TELECOM Inc...................         1,169,459      1,773,730
     36,000   BCE Inc..........................           724,362      1,365,750
      5,000   BHI Corp. .......................            78,755        153,750
     38,000   Cable & Wireless plc,
                Sponsored ADR..................           841,650      1,396,500
     29,000   Compania de Telecomunicaciones
                de Chile SA, Sponsored ADR.....           527,274        599,937
        500   CPT Telefonica del Peru SA,
                Sponsored ADR .................            10,250          6,344
    200,000   CPT Telefonica del Peru,
                Cl. B..........................           414,925        251,505
      2,000   Deutsche Telekom AG,
                ADR+ ..........................            37,780         65,500
     16,500   Embratel Participacoes SA+.......           347,498        229,969
      2,000   Esprit Telecom Group plc,
                ADR+...........................            10,330         93,500
      1,000   France Telecom SA,
                Sponsored ADR..................            34,488         78,938
     45,000   GST Telecommunications
                Inc.+..........................           532,044        295,313
        500   Magyar Tavkozlesi Rt,
                Sponsored ADS..................             9,650         14,906
         90   Japan Telecom Co. Ltd.+..........           992,218        692,889
         10   Nippon Telegraph &
                Telephone Corp.................            81,575         77,165
     22,000   Philippine Long Distance
                Telephone Co...................           564,815        570,625
      7,000   PT Indosat ADR...................            84,423         85,313
      4,000   PT Telekomunikasi
                Indonesia......................            18,513         26,000
      6,000   Quebec-Telephone.................            44,083         68,547
      4,000   Rostelecom, Sponsored
                ADR............................            29,778         16,750
      3,300   Tele Centro Sul Participacoes
                SA+............................           191,758        137,981
      3,600   Telecom Argentina Stet -
                France Telecom SA,
                Sponsored ADR..................            69,082         99,000
      1,000   Telecom Corp. of New
                Zealand Ltd., ADR..............            29,688         35,688
     16,500   Telecomunicacoes
                Brasileiras SA (Telebras),
                Sponsored ADR..................             1,268          1,805
      3,000   Telefonica de Argentina SA,
                 Sponsored ADR ................            64,387         83,813
     15,300   Telefonica de Espana,
                 Sponsored ADR.................           731,345      2,071,238
     12,000   Telefonos De Mexico SA,
                Cl. L, ADR.....................           378,945        584,250
     16,500   Tele Norte Leste
                Participacoes SA+..............           252,380        205,219
     16,500   Telesp Participacoes SA..........           618,902        365,063
        600   Telestra Corp., ADR+.............            30,324         55,950
                                                       ----------     ----------
                                                        8,921,949     11,502,938
                                                       ----------     ----------
              Satellite -- 1.7%
        300   Asia Satellite Telecommunications
                Holdings Ltd., Sponsored ADR...             5,693          5,250
     40,000   COMSAT Corp. ....................           809,110      1,440,000
      5,000   EchoStar Communications
                Corp., Cl. A+ .................           130,817        241,875
      1,000   General Motors Corp., Cl. H......            22,264         39,687
      4,000   Globalstar
                Telecommunications+............            13,663         80,500
     15,008   Loral Space &
                Communications Ltd.............           217,918        267,330
      7,000   Pegasus Communications
                Corp.+.........................            90,450        175,438
     57,000   TCI Satellite Entertainment
                Inc., Cl. A+...................           540,626         81,938
      5,000   United Video Satellite
                Group Inc. +...................           101,620        118,125
     29,000   U.S. Satellite Broadcasting
                Co.+...........................           351,030        398,750
                                                       ----------     ----------
                                                        2,283,191      2,848,893
                                                       ----------     ----------
              Telecommunications -- 2.2%
      2,000   Allegiance Telecom Inc...........            28,500         24,250
     10,000   Alltel Corp......................           421,000        598,125
      4,000   Bruncor Inc......................            34,068         60,713
     15,000   CoreComm Ltd.....................           152,088        236,250
      6,000   Electric Lightwave Inc.,
                Cl. A+.........................            54,165         49,125
     40,000   Frontier Corp ...................           741,488      1,360,000
      1,305   Hellenic Telecommunication
                Organization SA (OTE)..........            18,163         34,737

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 1998

                                                                        Market
    Shares                                                Cost          Value
    ------                                                ----          -----
COMMON STOCKS (Continued)

DISTRIBUTION COMPANIES (Continued)

              Telecommunications (Continued)
     10,000   Metromedia International
                Group Inc.+....................       $    83,550    $    54,375
      3,000   NewTel Enterprises Ltd...........            45,184         72,072
     50,000   RCN Corporation+.................           437,476        884,375
      3,000   Telegroup Inc.+..................            30,000          3,938
     12,000   Tel-Save Holdings Inc.+..........            55,770        201,000
      3,000   USN Communications Inc...........            12,165            563
                                                      -----------    -----------
                                                        2,113,617      3,579,523
                                                      -----------    -----------
              Telecommunications - Long Distance -- 1.9%
     20,754   AT&T Corp........................           893,010      1,561,738
      6,219   MCI Worldcom Inc. ...............           179,873        446,213
      7,000   Sprint Corp......................           149,151        588,875
      3,000   STARTEC Global
                Communications Corp.+..........            28,646         28,875
     22,000   Viatel Inc. .....................           228,733        503,250
                                                      -----------    -----------
                                                        1,479,413      3,128,951
                                                      -----------    -----------
              U.S. Regional Operators -- 2.8%
      5,000   Cincinnati Bell Inc..............           127,329        189,062
     47,428   Citizens Utilities Co., Cl. B+...           464,615        385,353
     46,634   Commonwealth Telephone
                Enterprises Inc.+..............           782,732      1,515,839
     11,000   GTE Corp. .......................           377,300        741,812
     30,000   SBC Communications Inc...........           677,010      1,608,750
      2,000   US WEST Communications
                Group..........................            51,308        129,250
                                                      -----------    -----------
                                                        2,480,294      4,570,066
                                                      -----------    -----------
              Wireless Communications -- 13.3%
     92,000   Aerial  Communications
                Inc.+..........................           591,596        540,500
      2,000   AirTouch Communications
                Inc............................            48,100        144,250
     10,000   BCE Mobile
                Communications Inc.+...........           293,302        270,304
      3,000   Cable & Wireless
                Communications
                plc, ADR.......................            62,688        136,125
     10,000   Cellular Comm of
                 Puerto Rico...................           149,033        185,000
     79,000   Centennial Cellular
                Corp., Cl. A+ .................         1,756,757      3,239,000
     30,000   Century Telephone
                Enterprises Inc................           616,750      2,024,998
     10,000   CommNet Cellular Inc.+...........           107,964        122,500
     24,000   Iridium World
                Communications Ltd. ...........           479,125        949,500
      2,000   Leap Wireless International
                Inc............................            10,922         14,500
      8,447   NEXTEL Communications
                Inc., Cl. A+...................            94,069        199,560
         20   NTT Mobile
                Communications
                Network Inc....................           762,806        822,972
     40,000   Omnipoint Corp.+.................           326,161        372,500
     11,904   Price Communications
                Corp.+.........................            81,009        154,008
      1,000   Qualcomm Inc.+...................            41,625         51,813
    100,000   Rogers Cantel Mobile
                Communications Inc.,
                Cl. B+.........................         1,323,866      1,218,750
     40,000   Rural Cellular Corp., Cl. A+.....           440,097        420,000
     16,480   SK Telecom Co. Ltd., ADR.........           115,413        167,890
      3,500   Sprint Corp. (PCS Group).........            19,162         80,938
      1,650   Tele Celular Sul
                Participacoes SA...............            26,379         28,772
      5,500   Tele Centro Oeste Celular
                Participacoes SA+ .............            16,487         16,156
    300,000   Telecom Italia Mobile SpA........           365,095      2,213,553
        330   Tele Leste Celular
                Participacoes SA...............             8,827          9,364
        825   Tele Nordeste Celular
                Participacoes SA...............            12,175         15,263
        330   Tele Norte Celular
                Participacoes SA...............             5,098          7,446
    120,000   Telephone and Data
                Systems Inc....................         5,203,117      5,392,500
      8,000   Teligent Inc., Cl. A+............           179,200        230,000
        825   Telemig Celular Participacoes
                SA+............................            23,843         17,531
      3,300   Tele Sudeste Celular
                Participacoes SA+..............           104,503         68,269
      6,600   Telesp Celular Participacoes
                 SA+...........................           211,036        115,500
     18,000   Total Access Communications
               plc............................           113,625         30,960
     20,000   U.S. Cellular Corp.+.............           618,283        760,000
     40,000   Vanguard Cellular System
                Inc.  .........................           879,185      1,032,500
      3,500   Vimpel-Communications,
                 Sponsored ADR+ ...............            66,238         45,281
     16,000   Western Wireless Corp. +.........           305,208        352,000
     10,000   WinStar Communications
                Inc.+..........................           140,200        390,000
                                                      -----------    -----------
                                                       15,598,944     21,840,203
                                                      -----------    -----------
              Utilities -- 0.9%
     10,000   Cilcorp Inc......................           609,250        611,875
     10,000   New England Electric
                System.........................           484,117        481,250
      5,000   Orange & Rockland Utilities......           269,058        285,000
                                                      -----------    -----------
                                                        1,362,425      1,378,125
                                                      -----------    -----------
TOTAL DISTRIBUTION COMPANIES...................        59,468,938     91,077,299
                                                      -----------    -----------
TOTAL COMMON STOCKS ...........................       101,948,933    157,505,816
                                                      -----------    -----------
PREFERRED STOCKS -- 3.0%
              Broadcasting -- 0.2%
      9,000   Granite Broadcasting Corp.,
                1.9375% Cv. Pfd................           452,535        306,000
                                                      -----------    -----------
              Consumer Services -- 0.1%
      6,000   Cendant Corp.,
                1.30% Cv. Pfd..................           152,738        158,250
                                                      -----------    -----------
              Global Media and Entertainment -- 0.9%
     62,765   News Corp. Ltd., Sponsored
                ADR, Pfd.......................           986,187      1,549,511
                                                      -----------    -----------
              U.S. Regional Operators -- 1.1%
     41,000   Citizens Utilities Co., 5.00%
                Cv. Pfd........................         1,961,348      1,747,625
                                                       -----------   -----------

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 1998

                                                                       Market
    Shares                                              Cost           Value
    ------                                              ----           -----
PREFERRED STOCKS (Continued)

              Wireless Communications -- 0.7%
     15,000   AirTouch Communications
                Inc., Ser. B, 6.00% Cv. Pfd....     $    439,033   $    892,500
                                                   -------------   ------------
      3,000   AirTouch Communications
                Inc., Ser. C, 4.25% Cv. Pfd....          133,293        309,000
                                                   -------------   ------------
                                                         572,326      1,201,500
                                                   -------------   ------------
TOTAL PREFERRED STOCKS.........................        4,125,134      4,962,886
                                                   -------------   ------------
COMMON STOCK WARRANTS AND RIGHTS -- 0.0%
        200   Havas Advertising, Warrants,
                expires  05/13/01..............                0            447
                                                   -------------   ------------
CORPORATE BONDS -- 0.4%
              Cable -- 0.1%
 200,000(c)   Rogers Communications Inc.,
                Sub. Deb. Cv.,
                7.50% due 09/01/99 ............          112,472        130,892
                                                   -------------   ------------
              Equipment -- 0.0%
$   100,000   Trans-Lux Corp., Deb. Cv.,
                7.50% due 12/01/06.............           99,132         87,500
                                                   -------------   ------------
              Global Media and Entertainment -- 0.1%
     20,000   Boston Celtics, Deb.,
                6.00% due 06/30/38.............           11,875         11,779
                                                   -------------   ------------
    100,000   Viacom Inc., Sub. Deb.,
                8.00% due 07/07/06.............           88,417        104,250
                                                   -------------   ------------
                                                         100,292        116,029
                                                   -------------   ------------
              Hotels and Gaming -- 0.2%
    300,000   Hilton Hotels Corp., Deb. Cv.,
                5.00% due 05/15/06.............          249,823        274,875
                                                   -------------   ------------
              Computer Software and Services -- 0.0%
     50,000   BBN Corp., Sub. Deb. Cv.,
                6.00% due 04/01/12(b)..........           49,391         48,563
                                                   -------------   ------------
TOTAL CORPORATE BONDS..........................          611,110        657,859
                                                   -------------   ------------
U.S. TREASURY BILLS -- 1.7%
  2,793,000   4.13% to 4.56%++
                due 01/07/99 to 02/04/99.......        2,784,680      2,784,680
                                                   -------------   ------------
TOTAL INVESTMENTS -- 101.3% ...................      109,469,857(a) 165,911,688
                                                    ============   ============
OTHER ASSETS, LIABILITIES
AND LIQUIDATION VALUE
OF CUMULATIVE PREFERRED STOCK -- (20.4)%.......                     (33,419,262)
                                                                   ------------

NET ASSETS -- COMMON STOCK
  (10,855,715 common
  shares outstanding)-- 80.9%..................                     132,492,426
                                                                   ------------

NET ASSETS -- CUMULATIVE PREFERRED STOCK
  (1,250,000 preferred shares
  outstanding)-- 19.1%.........................                      31,250,000
                                                                   ------------
TOTAL NET ASSETS-- 100.0%......................                    $163,742,426
                                                                   ============

   Principal                                                           Market
    Amount                                              Cost           Value
    ------                                              ----           -----
NET ASSET VALUE PER COMMON SHARE
  ($132,492,426 / 10,855,715
  shares outstanding ).........................                        $12.20
                                                                       ======
SCHEDULE OF FORWARD FOREIGN
EXCHANGE CONTRACTS
                                                    Expiration       Unrealized
                                                       Date         Depreciation
                                                    ----------      ------------

 Forward Foreign Contracts to Deliver
2,200,000(d)  Hong Kong Dollars
   in exchange for
   USD $283,840 ...............................      02/26/99        $ (9,611)
                                                                     --------
---------------
(a)   For Federal tax purposes:
      Aggregate cost                     $109,665,112
                                         ============
      Gross unrealized appreciation      $  61,718,242
      Gross unrealized depreciation        (5,471,666)
                                         ------------
      Net unrealized appreciation        $ 56,246,576
                                         ============

(b)   Security fair valued as determined by the Board of Trustees.
(c)   Principal amount denoted in Canadian dollars.
(d)   Principal amount denoted in Hong Kong dollars.
+     Non-income producing security
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt
ADS - American Depositary Share
USD - United States Dollars
ORD - Ordinary Share
GDR - Global Depositary Receipt

                                                     % of
                                                    Market        Market
                                                     Value         Value
                                                     -----         -----

GEOGRAPHIC DIVERSIFICATION
  United States.......................                80.9%    $134,217,712
  Europe..............................                 6.9       11,498,861
  Canada..............................                 5.2        8,556,557
  Asia/Pacific Rim....................                 4.3        7,113,433
  Latin America.......................                 2.7        4,525,125
                                                     -----     ------------
     Market Value.....................               100.0%    $165,911,688
                                                     =====     ============

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1998

ASSETS:
    Investments at value (Cost $109,469,857) ................     $ 165,911,688
    Foreign currency, at value (Cost $85,431) ...............            85,847
    Dividends and interest receivable .......................           145,120
    Receivable for investments sold .........................           113,788
    Unamortized organization costs ..........................            61,070
                                                                  -------------
      Total assets ..........................................       166,317,513
                                                                  -------------
LIABILITIES:
    Dividends payable .......................................         1,689,237
    Payable for investments purchased .......................           192,889
    Payable for common stock repurchased ....................           148,805
    Payable for investment advisory fees ....................           134,039
    Payable to custodian ....................................            77,347
    Unrealized depreciation on forward foreign
      exchange contracts ....................................             9,611
    Payable to trustees .....................................             1,976
    Accrued expenses and other payables .....................           321,183
                                                                  -------------
      Total liabilities .....................................         2,575,087
                                                                  -------------
        Net assets ..........................................     $ 163,742,426
                                                                  =============
NET ASSETS CONSIST OF:
    Cumulative Preferred Stock (7.92%, $25 liqui-
      dation value, $0.001 par value, 2,000,000
      shares authorized with 1,250,000 shares
      issued and outstanding) ...............................     $  31,250,000
    Capital stock, at par value .............................            10,856
    Additional paid-in capital ..............................        76,294,077
    Undistributed net investment income .....................            12,244
    Distributions in excess of net realizd gain on
      investments futures contracts and
      foreign currency transactions .........................          (258,771)
    Net unrealized appreciation on investments and
      foreign currency transactions .........................        56,434,020
                                                                  -------------
      Total Net Assets ......................................     $ 163,742,426
                                                                  =============
NET ASSET VALUE
    ($132,492,426 / 10,855,715 shares
    outstanding; 200,000,000 shares authorized
    of $0.001 par value) ....................................            $12.20
                                                                         ======

                            STATEMENT of OPERATIONS
                      For the Year Ended December 31, 1998

INVESTMENT INCOME:
    Interest ..................................................... $  1,562,686
    Dividends (net of foreign withholding
      taxes of $18,813) ..........................................    1,120,757
                                                                   ------------
      Total Investment Income ....................................    2,683,443
                                                                   ------------
EXPENSES:
    Investment advisory fees .....................................    1,519,278
    Legal and audit fees .........................................      564,854
    Shareholder communications expenses ..........................      369,352
    Shareholder services fees ....................................      237,441
    Amortization of organization costs ...........................       70,000
    Payroll ......................................................       59,968
    Trustees' fees ...............................................       48,800
    Custodian fees ...............................................       48,138
    Miscellaneous expenses .......................................      147,029
                                                                   ------------
      Total Expenses .............................................    3,064,860
                                                                   ------------
NET INVESTMENT LOSS ..............................................     (381,417)
                                                                   ------------
Net Realized and Unrealized Gain/(Loss)
  on Investments, Futures Contracts and
Foreign Currency Transactions:
    Net realized gain on investments .............................   10,773,260
    Net realized gain on futures contracts .......................      682,174
    Net realized loss on foreign currency transactions ...........      (15,732)
                                                                   ------------
      Net realized gain on investments, futures
        contracts and foreign currency transactons ...............   11,439,702
                                                                   ------------
    Net unrealized appreciation on investments and foreign currency transactions:
      Beginning of year ..........................................   31,451,683
      End of year ................................................   56,434,020
                                                                   ------------
      Change in net unrealized appreciation
        on investments and
        foreign currency transactions ............................   24,982,337
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS, FUTURES CONTRACTS
    AND FOREIGN CURRENCY
    TRANSACTIONS .................................................   36,422,039
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .............................................. $ 36,040,622
                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                              Year Ended     Year Ended
                                                                                               12/31/98       12/31/97
                                                                                            -------------   -------------
Operations:
    Net investment income / (loss) .......................................................  $    (381,417)  $      75,107
    Net realized gain on investments, futures contracts and foreign currency transactions      11,439,702      10,661,424
    Net change in unrealized appreciation on investments and foreign currency transactions     24,982,337      21,180,185
                                                                                            -------------   -------------
    Net increase in net assets resulting from operations .................................     36,040,622      31,916,716
Distributions to common stock shareholders:
    Net investment income ................................................................           --           (64,467)
    Net realized gain on investment transactions and futures contracts ...................     (8,750,516)     (9,275,505)
    In excess of net realized gain on investments ........................................           --           (29,346)
                                                                                            -------------   -------------
      Total distributions to common stock shareholders ...................................     (8,750,516)     (9,369,318)
                                                                                            -------------   -------------
Distributions to preferred stock shareholders:
    Net investment income ................................................................           --            (9,706)
    Net realized gain on investment transactions and futures contracts ...................     (2,475,000)     (1,385,919)
                                                                                            -------------   -------------
      Total distributions to preferred stock shareholders ................................     (2,475,000)     (1,395,625)
                                                                                            -------------   -------------
Net decrease in net assets from Multimedia Trust share transactions ......................     (1,488,747)     (2,033,650)
Net proceeds from issuance of preferred stock ............................................           --        29,836,000
                                                                                            -------------   -------------
      Net increase in net assets .........................................................     23,326,359      48,954,123
Net Assets:
    Beginning of year ....................................................................    140,416,067      91,461,944
                                                                                            -------------   -------------
    End of year ..........................................................................  $ 163,742,426   $ 140,416,067
                                                                                            =============   =============

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                          NOTES TO FINANCIAL STATEMENTS

1. Organization. The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital with income as a secondary objective. The Multimedia Trust had no operations prior to November 15, 1994, other than the sale of 10,000 shares of common stock for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust"). On November 15, 1994, the Equity Trust contributed $64,382,764 in exchange for 8,587,702 shares of the Multimedia Trust and immediately thereafter distributed to its shareholders all the shares it held of the Multimedia Trust. Investment operations commenced on November 15, 1994.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Multimedia Trust in the preparation of its financial statements

      Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Short term debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

      Repurchase Agreements. The Multimedia Trust may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with brokers or dealers that meet credit guidelines established by the Directors, under the terms of a typical repurchase agreement, the Multimedia Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Multimedia Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Multimedia Trust's holding period. The Multimedia Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100%of the dollar amount invested by the Multimedia Trust in each agreement. The Multimedia Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if the bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Multimedia Trust may be delayed or limited.

      Futures Contracts. The Multimedia Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Multimedia Trust's investments. Upon entering into a futures contract, the Multimedia Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)

received by the Multimedia Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Multimedia Trust recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/depreciation is shown in the financial statements.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Multimedia Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

      Forward Foreign Exchange Contracts. The Multimedia Trust may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. The Multimedia Trust may use forward foreign exchange contracts to facilitate transactions in foreign securities and to manage Multimedia Trust's currency exposure. Forward foreign exchange contracts are valued at the forward exchange rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Multimedia Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Multimedia Trust's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Multimedia Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      Foreign Currency. The books and records of the Multimedia Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses not relating to securities which result from changes in foreign currency exchange rates have been included in unrealized appreciation/depreciation on investments. Unrealized gains and losses of securities, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation of investment securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Multimedia Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) from investment securities sold.

      Securities Transactions and Investment Income. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      Dividends and Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Multimedia Trust, timing differences and differing characterization of distributions made by the Multimedia Trust. Distributions to shareholders of 7.92% Cumulative Preferred Stock ("Preferred Stock") are accrued on a daily basis and are determined as described in note 6.

      Permanent differences incurred during the year ended December 31, 1998 resulting from different book and accounting policies for currency gains and losses and certain distributions received by the Multimedia Trust are reclassified between net investment income (loss) and net realized gain (loss) on investments at year end. For the

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)

year ended December 31, 1998, reclassifications were made to increase accumulated net investment loss for $393,661 and decrease distributions in excess of net realized gain on investments, futures contracts and foreign currency transactions for $393,661.

      Provision for Income Taxes. The Multimedia Trust has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      Dividends and interest from non-U.S. sources received by the Multimedia Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Multimedia Trust intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Multimedia Trust's total net assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Multimedia Trust is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

      Deferred Organization Expenses. A total of $350,000 was incurred in connection with the organization of the Multimedia Trust. These costs have been deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Multimedia Trust commenced investment operations.

3. Agreements and Transactions with Affiliates. The Multimedia Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Multimedia Trust will pay the Adviser on the first business day of each month a fee for the previous month at the annual rate of 1.00% of the Multimedia Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser manages the Multimedia Trust's portfolio, makes investment decisions for the Multimedia Trust, places orders to purchase and sell securities of the Multimedia Trust and oversees the administration of all aspects of the Multimedia Trust's business and affairs. The Adviser has agreed not to accrue the management fee on the incremental assets attributable to the Preferred Stock if the total return of the net asset value of the common shares of the Multimedia Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Preferred Stock. For the year ended December 31, 1998, total return of the net asset value of the common shares of the Multimedia Trust exceeded the stated dividend rate of the Preferred Stock and, thus, management fees were earned.

During the year ended December 31, 1998, Gabelli & Company, Inc. ("Gabelli & Company") and its affiliates received $57,841 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Multimedia Trust.

4. Line of Credit Bank Loan. The Multimedia Trust Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 1998.

5. Portfolio Securities. Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $63,551,868 and $56,163,154, respectively, for the year ended December 31, 1998.

6. Capital. The Board of Directors of the Multimedia Trust has authorized the repurchase of up to 1,000,000 shares of the Multimedia Trust's outstanding common stock. For the year ended December 31, 1998, the Multimedia Trust repurchased 156,700 shares of its common stock in the open market at a cost of $1,488,747 and an average discount of approximately 12.85% from its net asset value. All shares repurchased have been retired.

      Common stock transactions were as follows:

                                      Year Ended              Year Ended
                                       12/31/98                12/31/97
                                       ---------               --------
                                  Shares     Amount       Shares      Amount
                                  -------   --------      -------    --------
Shares repurchased by the
  Multimedia Trust............  (156,700)  $(1,488,747)  (284,133)  $(2,033,650)
                                --------   -----------   --------   -----------
Net decrease..................  (156,700)  $(1,488,747)  (284,133)  $(2,033,650)
                                ========   ===========   ========   ===========

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)

      The Multimedia Trust's Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value preferred stock. On June 4, 1997, the Multimedia Trust received net proceeds of $29,836,000 (after offering costs and underwriting discounts of $1,414,000) from the public offering of 1,250,000 shares of Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to Common Shareholders. Dividends on shares of the Preferred Stock are cumulative. The Multimedia Trust is required to meet certain asset coverage tests with respect to the Preferred Stock. If the Multimedia Trust fails to meet these requirements and does not correct such failure, the Multimedia Trust may be required to redeem, in part or in full, the Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Multimedia Trust's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. Commencing June 1, 2002 and thereafter, the Multimedia Trust, at its option, may redeem the Preferred Stock in whole or in part at the redemption price. At December 31, 1998, 1,250,000 shares of the Preferred Stock were outstanding at the fixed dividend rate of 7.92 percent per share and accrued dividends amounted to $48,125. The income received on the Multimedia Trust's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

      The holders of Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the Investment Company Act of 1940, as amended, requires that along with approval of the holders of a majority of any outstanding shares of Preferred Stock, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

7. Industry Concentration. Because the Multimedia Trust primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

8. Litigation. In late 1997 and early 1998, the Multimedia Trust and its Directors were named as defendants in three shareholder lawsuits seeking class action status and one derivative action. These actions alleged that the Multimedia Trust's proxy statement used in connection with the 1997 Annual Meeting of Shareholders failed to disclose the full ramifications of a vote in favor of the elimination of the Multimedia Trust's investment restriction in respect of senior securities. At the 1998 Annual Meeting, the shareholders reaffirmed their earlier decision to eliminate the investment restrictions with respect to senior securities. On July 20, 1998, the Court denied plaintiff's motions for class action certification on the grounds of mootness. Provision for the costs of this litigation (net of insurance proceeds)has been made in the financial statements of the Multimedia Trust.

9. Subsequent Event. On February 9, 1999, the Adviser reorganized its operations and corporate structure by transferring a portion of its assets and liabilities to a successor adviser, Gabelli Funds, LLC, which is wholly owned by Gabelli Asset Management Inc., a newly formed publicly traded company that is 80% owned by the former Adviser. Counsel to the former Adviser has concluded that the ownership change does not constitute an assignment as defined by the Investment Company Act of 1940 as amended.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                              FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period.

                                                               Period Ended December 31,
                                                   --------------------------------------------------
                                                      1998      1997       1996     1995     1994*
                                                      ----      ----       ----     ----     -----
Operating performance:
Net asset value, beginning of period ............   $   9.91  $   8.10   $  7.81   $  7.51   $  7.50
                                                    --------  --------   -------   -------   -------
Net investment income / (loss) ..................      (0.03)     0.01      0.01      0.08      0.03
Net realized and unrealized gain on investments..       3.33      2.85      0.63      0.98      0.03
                                                    --------  --------   -------   -------   -------
Total from investment operations ................       3.30      2.86      0.64      1.06      0.06
                                                    --------  --------   -------   -------   -------
Increase/(decrease) in net asset value from
  share transactions.............................       0.02      0.06      0.02     (0.46)       --
Offering expenses charged to capital surplus ....         --     (0.13)       --     (0.05)       --

Distributions to common stock shareholders:
  Net investment income..........................         --     (0.01)    (0.01)    (0.08)    (0.03)
  Net realized gains.............................      (0.80)    (0.84)    (0.36)    (0.17)       --
  Distribution in excess of net investment
    income and/or net realized gains.............         --     (0.00)(a) (0.00)(a) (0.00)(a) (0.01)
  Paid-in capital................................         --        --        --        --     (0.01)

Distributions to preferred stock shareholders:
  Net investment income..........................         --     (0.00)(a)    --        --        --
  Net realized gains.............................      (0.23)    (0.13)       --        --        --
                                                    --------  --------   -------   -------   -------
  Total distributions............................      (1.03)    (0.98)    (0.37)    (0.25)    (0.05)
                                                    --------  --------   -------   -------   -------
  Net asset value, end of period ................   $  12.20  $   9.91   $  8.10   $  7.81   $  7.51
                                                    ========  ========   =======   =======   =======
  Market value, end of period....................   $ 10.938  $  8.750   $ 6.875   $ 6.760   $ 7.375
                                                    ========  ========   =======   =======   =======
  Net Asset Value Total Return** ................       33.0%     34.4%      9.4%     14.1%      0.8%
                                                    ========  ========   =======   =======   =======
  Total Return***................................       35.1%     39.6%      7.4%      0.4%     (7.9)%
                                                    ========  ========   =======   =======   =======
Ratios to average net assets available to
  common stock shareholders/supplemental data:
  Net assets, end of period (in 000's) ..........   $163,742   $140,416   $91,462   $89,580   $64,606
  Net Assets Attributable to common shares,
    end of period (in 000's).....................   $132,492   $109,166   $91,462   $89,580   $64,606
  Ratio of net investment income /(loss)
    to average net assets........................      (0.32)%     0.07%     0.13%     1.24%     3.15%+
  Ratio of operating expenses to average net
    assets attributable to common stock .........       2.53%      2.09%     1.87%     2.04%     1.74%+
  Ratio of operating expenses to average total
    net assets ..................................       2.01%      1.77%     1.87%       --      1.74%+
  Portfolio turnover rate........................       44.6%      96.1%     32.1%     86.0%      0.0%

Preferred stock:
  Liquidation value, end of year (in 000's) .....   $ 31,250   $ 31,250        --        --        --
  Total shares outstanding (in 000's) ...........      1,250      1,250        --        --        --
  Asset coverage.................................        524%       443%       --        --        --
  Liquidation preference per share ..............   $  25.00   $  25.00        --        --        --
  Average market value (b).......................   $  25.96   $  25.59        --        --        --

----------------
*     The Fund commenced operations on November 15, 1994.
** Based on net asset value per share, adjusted for reinvestment of all distributions and rights offering in 1995.
*** Based on market value per share, adjusted for reinvestment of all distributions and rights offering in 1995.
+     Annualized.
(a)   Amount represents less than $0.01 per share.
(b)   Based on weekly prices.

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Gabelli Global Multimedia Trust Inc.

In our opinion, the accompanying statement of assets and liabilites, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Multimedia Trust Inc. (the "Multimedia Trust") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period November 15, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles.. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Multimedia Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

1177 Avenue of the Americas
New York, New York
February 25, 1998

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                   FEDERAL INCOME TAX INFORMATION (Unaudited)
                               Calendar Year 1998

Cash Dividends and Distributions

                               Total Amount  Ordinary   Non-taxable  Long-Term   Dividend
             Payable   Record      Paid     Investment  Return of     Capital  Reinvestment
              Date      Date     Per Share    Income      Capital      Gains       Price
           ---------- --------   ---------  ---------    ---------   ---------   ---------
Common Shares
            09/28/98  09/18/98    $0.2500       --          --        $0.2500    $  8.6862
            12/28/98  12/17/98     0.5500      0.1995       --         0.3505      10.8936
                                  -------     -------                 -------
                                  $0.8000     $0.1995                  0.6005
Preferred Shares
            06/26/98  06/19/98    $0.9900     $0.2468       --        $0.7432
            09/28/98  09/21/98     0.4950      0.1234       --         0.3716
            12/28/98  12/18/98     0.4950      0.1234       --         0.3716
                                  -------     -------                 -------
                                  $1.9800     $0.4936       --        $1.4864

      A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, paid during 1998, setting forth specific amounts to be included in the 1998 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. 100% of the long-term gains paid by the Multimedia Trust in 1998 was classified as "20% Rate Gains" subject to a maximum tax rate of 20% (or 10% depending on an individual's tax bracket). Capital gain distributions are reported in box 2a of Form 1099-DIV.

Non-Taxable Return of Capital

      The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. There was no return of capital in 1998.

Corporate Dividends Received Deduction and U.S. Treasury Securities Income

      The Multimedia Trust paid to common shareholders and preferred shareholders an ordinary income dividend of $0.1995 per share and $0.4936 per share, respectively, in 1998. The percentage of such dividends that qualifies for the dividends received deduction available to corporations is 21.64%. The percentage of the ordinary income dividends paid by the Multimedia Trust during 1998 derived from U.S. Treasury Securities was 21.97%. However, it should be noted that the Multimedia Trust did not hold more than 50% of its assets in U.S.

Treasury Securities at the end of each calendar quarter during 1998.

                 Historical Distribution Summary -- Common Stock

                                   Short-       Long-
                                    term        term     Non-taxable                  Adjustment
       Annual        Investment    Capital     Capital    Return of       Total           to
       Summary         Income     Gains(b)      Gains      Capital    Distributions   Cost Basis
       -------       ----------   --------     -------    ---------   -------------   ----------
1998................     --       $0.1995     $0.6005        --          $0.8000          --
1997................  $0.0058     $0.2682     $0.5760        --          $0.8500          --
1996................   0.0103      0.0790      0.2857        --           0.3750          --
1995 (a)............   0.0788      0.1529      0.0183        --           0.2500          --
1994................   0.0305      0.0010      0.0014     $0.0171         0.0500       $0.0171-

               Historical Distribution Summary -- Preferred Stock

                                   Short-       Long-
                                    term        term     Non-taxable                  Adjustment
       Annual        Investment    Capital     Capital    Return of       Total           to
       Summary         Income     Gains(b)      Gains      Capital    Distributions   Cost Basis
       -------       ----------   --------     -------    ---------   -------------   ----------
1998................     --       $0.4936     $1.4864         --         $1.9800          --
1997................  $0.0077     $0.3523     $0.7565         --         $1.1165          --

------------
(a) On August 11, 1995, the Company distributed Rights equivalent to $0.46 per share based upon full subscription of all issued shares.
(b)   Taxable as ordinary income.
-     Decrease in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan

      It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street Bank and Trust Company at 1 (800) 336-6983.

      Shareholders wishing to liquidate reinvested shares held at State Street Bank and Trust Company must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

Voluntary Cash Purchase Plan

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 15th of each month. Beginning June 1, 1999, purchases will be made on or about the 1st and the 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

      For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

    ------------------------------------------------------------------------
          The Annual Meeting of the Multimedia Trust's stockholders will be held at 10:00 A.M. on Monday, May 17, 1999, at the Greenwich Hyatt, 1800 East Putnam Avenue in Greenwich, Connecticut.
    ------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
  Chairman

Dr. Thomas E. Bratter
  President, John Dewey Academy

Bill Callaghan
  President, Bill Callaghan Associates

Felix J. Christiana
  Former Senior Vice President
  Dollar Dry Dock Savings Bank

James P. Conn
  Managing Director & Chief Investment Officer
  Financial Security Assurance Holdings Ltd.

Karl Otto Pohl
  Former President, Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Salvatore J. Zizza
  Chairman,
  The Bethlehem Corp.

Officers

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

Peter W. Latartara
  Vice President

James E. McKee
  Secretary

Investment Advisor

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

Custodian

State Street Bank and Trust Company

Counsel

Willkie Farr & Gallagher

Transfer Agent and Registrar

State Street Bank and Trust Company

Stock Exchange Listing

                                Common        7.92% Preferred
                                ------        ---------------

NYSE-Symbol:                      GGT              GGT Pr
Shares Outstanding            10,855,715         1,250,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and "Specialized Equity Funds" in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

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            For general information about the Gabelli Funds,
            call 1-800-GABELLI (1-800-422-3554), fax us at
            914-921-5118, visit Gabelli Funds' Internet
            homepage at: http://www.gabelli.com or e-mail
            us at: closedend@gabelli.com
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Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
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                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                    One Corporate Center, Rye, NY 10580-1434

                      Phone: 1-800-GABELLI (1-800-422-3554)
                  Fax: 1-914-921-5118 Internet: www.gabelli.com
                          e-mail: closedend@gabelli.com

                                                                     GBFMT-AR-99